                                 [NUVEEN LOGO]
                               Defined Portfolios

Nuveen Unit Trusts, Series 61
Nuveen-Dow Jones Global Titans IndexSM Portfolio, August 1999
Nuveen-Dow Jones Internet IndexSM Portfolio, August 1999

     Prospectus Part A dated August 25, 1999

 .Portfolios Invest in Stocks Included in the Indices
 .Seek Capital Appreciation
 .Reinvestment Option
 .Letter of Intent Available



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                      --
INX-08-99-P                            1

                                                 CUSIP Nos:

                                                 Dividend in cash  Reinvested
                                                 67066R 100        67066R118
                                                 67066R 126        67066R134

Nuveen-Dow Jones Global Titans Index/SM/ Portfolio, August 1999

Nuveen-Dow Jones Internet IndexSM Portfolio, August 1999

Overview

Nuveen Unit Trusts, Series 61 in-
cludes the unit investment trusts
listed above. The Portfolios seek to
provide capital appreciation by in-
vesting in the common stocks included
in the respective indices.

The securities held by the Portfolios
will be periodically adjusted to gen-
erally reflect the current selections
and weightings of the indices. The
Portfolios are scheduled to terminate
in approximately five years.
 Contents

 2 Overview
 3 Nuveen--Dow Jones Global Titans
   Index/SM/ Portfolio, August 1999
 3 Risk/Return Summary
 3 Investment Objective
 3 Investment Strategy
 3 Security Selection
 3 Dow Jones Global Titans Index
 4 Industry Diversification
 4 Primary Risks
 4 Investor Suitability
 4 Fees and Expenses
 6 Schedule of Investments
 8 Securities Descriptions
12 Nuveen--Dow Jones Internet Index/SM/
   Portfolio, August 1999
12 Risk/Return Summary
12 Investment Objective
12 Investment Strategy
12 Security Selection
12 The Dow Jones Internet Index
13 Industry Diversification
13 Primary Risks
13 Investor Suitability
13 Fees and Expenses
15 Schedule of Investments
16 Securities Descriptions
19 How to Buy and Sell Units
19 Investing in the Portfolio
19 Sales or Redemptions
19 Risk Factors
21 Distributions
21 Income Distributions
21 Capital Distributions
21 General Information
21 Termination
21 The Sponsor
21 Dealer Concessions
22 Optional Features
22 Letter of Intent
22 Reinvestment
22 Nuveen Mutual Funds
23 Notes to Portfolios
24 Statement of Condition
25 Report of Independent Public
   Accountants

 For the Table of Contents of Part
 B, see Part B of the Prospectus.
---------

 NOT FDIC INSURED
 MAY LOSE VALUE
 NO BANK GUARANTEE


"Dow Jones Industrial Average/SM/", The Dow 5/SM/, The Dow 10/SM/, "DJIA/SM/"
 Dow Jones Global Titans Index/SM/, DJInet/SM/, and Dow Jones Internet Index/SM/ are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by John Nuveen & Co. Incorporated ("Nuveen" or the "Spon-sor") on behalf of the Portfolios. The Portfolios are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the ad-visability of investing in the Portfolios.

                                      ---

Nuveen--Dow Jones Global Titans IndexSM Portfolio, August 1999

Risk/Return Summary

Investment Objective

The Portfolio seeks to provide capital appreciation.

Investment Strategy

The Portfolio consists of the securities included in the Dow Jones Global Ti-tans Index. The securities held by the Portfolio will be periodically adjusted to generally replicate the current selections and weightings of the Dow Jones Global Titans Index.

Security Selection

We select the securities for the Portfolio in the following manner:

 . On the Initial Date of Deposit, the Portfolio consists of each of the stocks included in the Dow Jones Global Titans Index.

 . During an initial adjustment period that will not exceed 30 days, the Port-folio will be modified to duplicate, to the extent practicable, the stocks contained in the index and their weightings.

 . Following the initial adjustment period, it is expected that:

--The Portfolio will continue to be invested in substantially all (at least
   95%) of the stocks in the index; and

 --The Sponsor will attempt to maintain a correlation between the Portfolio's holdings and the index of .97 to .99 over the term of the Portfolio. Howev-er, the performance of the Portfolio may not mirror the performance of the index.

 . Adjustments to the Portfolio's holdings will be made on an ongoing basis when:

 --The Portfolio invests in new securities to create new Units;

 --Issues are removed from or added to the index;

 --Securities are sold to meet redemptions, to pay sales charges and ex-penses, or for tax reasons; or

 --It is necessary to maintain the correlation between the Portfolio and the index.

See "Composition of Trusts," "The Portfolio," and "Investment Supervision" in Part B of the Prospectus for details.

With the foreign securities included in the Portfolio, the Portfolio may hold either the stocks of the foreign companies or American Depositary Receipts ("ADRs") of those companies. See "Risk Factors" for a discussion of ADRs and the risks associated with foreign securities.

Dow Jones Global Titans Index

The Dow Jones Global Titans Index is composed of 50 of some of the world's most well known and well established blue-chip companies, and provides consid-erable exposure to global markets.

The major characteristics and key benefits of the companies included in the Dow Jones Global Titans Index can be summarized into the following points:

  .Market leadership;

  .Multinational exposure;

  .Global diversification;

  .High liquidity;

  .Low turnover;

  .Sufficient market coverage; and

  .Competitive performance.

See "The Dow Jones Global Titans Index Portfolio" in Part B of the Prospectus for additional information regarding the index.

                                      ---

Industry Diversification

Based upon the principal business of each issuer and current market values, the index, as of August 19, 1999, represented the following industries:

                                  Approximate
Industry                        Index Percentage
--------                        ----------------
Aerospace/Defense                     0.79%
Auto--Cars/Light Trucks               5.20%
Beverages--Non-alcoholic              2.57%
Chemicals--Diversified                1.40%
Computer Software                     7.47%
Computers--Micro                      5.87%
Cosmetics & Toiletries                2.19%
Diversified Financial Services        5.01%
Diversified Manufacturing             7.15%
Food--Misc/Diversified                2.05%
Medical Products                      2.29%
Medical--Drugs                        5.87%
Money Center Banks                    8.83%
Multi-line Insurance                  4.42%
Multimedia                            1.02%
Oil Companies--Integrated            12.51%
Retail--Discount                      3.62%
Semiconductors                        4.55%
Telephone--Integrated                 9.73%
Telephone--Local                      3.38%
Telephone--Long Distance              2.54%
Tobacco                               1.54%
                                    -------
Total                               100.00%

Primary Risks

You can lose money by investing in the Portfolio. In addition, the Portfolio may not perform as well as you hope. These things can happen for various rea-sons, including:

 . Stock prices can be volatile.

 . Share prices or dividend rates on the stocks may decline during the life of the Portfolio.

 . The Portfolio is not actively managed and may continue to purchase or hold a stock included in the index even though the stock's outlook or its market value or yield may have changed.

 . The Portfolio will contain stocks of foreign companies. The Portfolio's in-vestment in foreign stock presents additional risk, including currency risk. Foreign companies may be affected by adverse political, diplomatic and eco-nomic developments; changes in foreign currency exchange rates; taxes; less publicly available information; greater price volatility; less liquidity and other factors.

 . The performance of the Portfolio may not sufficiently correspond with the performance of the index. This is due to a variety of factors that include:

 --the impracticability of owning each of the securities in the index with the exact weightings at any given time;

 --the possibility of tracking errors;

 --the time that elapses between a change in the index and a change in the Portfolio; and

 --sales charges and expenses.

Investor Suitability

The Portfolio may be suitable for you if:

 . You are seeking to own the components of the Dow Jones Global Titans Index in one convenient package;

 . You want capital appreciation potential; and

 . The Portfolio represents only a portion of your overall investment portfo-lio.

The Portfolio is not appropriate for you if:

 . You are unwilling to take the risks involved with owning an unmanaged index-based equity investment;

 . You are seeking preservation of capital or high current income; or

 . You do not have a long-term investment horizon.

Fees and Expenses

This table shows the fees and expenses you may pay, directly or indirectly, when you invest in the Portfolio.

                                                                    Approximate
                                                    Amount per Unit % of Amount
                                                     (based on $10   Invested
                                                         Unit)          (1)
                                                    --------------- -----------
Sales Charge
Maximum Deferred Sales Charge......................     $ 0.450        4.50%(2)
Maximum Organization Costs(3)......................     $0.0220        0.22%
Estimated Annual Operating Expenses

Trustee's Fee......................................     $0.0180        0.18%
Sponsor's Supervisory Fee..........................     $0.0035       0.035%
Bookkeeping and Administrative Fees................     $0.0025       0.025%
Evaluator's Fees...................................     $0.0030       0.030%
Other Operating Expenses(2)........................     $0.0068       0.068%
                                                        -------       ------
Total..............................................     $0.0338       0.338%

                                      ---

---------
(1) Based on 100 Units with a $10 per Unit Public Offering Price.

(2) The maximum sales charge is a fixed dollar amount of $0.45 per Unit, how-ever, the maximum sales charge may not exceed 5.5% of the Public Offering Price.

(3) Organization costs are deducted from Portfolio assets at the earlier of the close of the initial offering period or 6 months after Initial Date of Deposit.

(4) Other Operating Expenses include annual licensing fees paid to cover a li-cense to use service marks, trademarks and trade names of Dow Jones but do not include brokerage costs and other transactional fees.

The entire sales charge is deferred and deducted monthly in installments of $0.09 per Unit from April 28, 2000 through August 31, 2000. However, for Units purchased after the beginning of the deferred sales charge period you will pay an up-front sales charge equal to the deferred sales charges already collect-ed. The maximum sales charge will not exceed 5.5% of the Public Offering Price of the Units.

The maximum per Unit sales charges are reduced as follows:

                                                               Your maximum
If you buy the following number of Units:*                 sales charge will be:
---------------------------------------------------------- ---------------------
Less than 5,000...........................................        $0.450
5,000 to 9,999............................................        $0.425
10,000 to 24,999..........................................        $0.400
25,000 to 49,999..........................................        $0.350
50,000 to 99,999..........................................        $0.250
100,000 or more...........................................        $0.150

 * Sales charge reductions are computed both on a dollar basis and on the ba-sis of the number of Units purchased, using the equivalent of 5,000 Units to $50,000, 10,000 Units to $100,000 etc., and will be applied on that ba-sis which is more favorable to you.

As described in "Public Offering Price" in Part B of the Prospectus, certain classes of investors are also entitled to reduced sales charges.

Example

This example may help you compare the cost of investing in the Portfolio to the cost of investing in other funds.

The example assumes that you invest $10,000 in the Portfolio for the periods indicated and then either redeem or do not redeem your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. The example does not include brokerage costs and other transactional fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                             Life of
      1 Year                          3 Years                                               Portfolio
      -------                         -------                                               ---------
      $505.75                         $574.78                                                $650.41

See "Trust Operating Expenses" in Part B of the Prospectus for additional in-formation regarding expenses.

                                      ---

--------------------------------------------------------------------------------
Schedule of Investments
(at the Initial Date of Deposit, August 25, 1999)

         Nuveen--Dow Jones Global Titans IndexSM Portfolio, August 1999

                                                                                  Market       Cost of
Number of                                               Ticker   Percentage of  Value per   Securities to
 Shares          Name of Issuer of Securities(1)        Symbol     Index(3)       Share       Trust(2)
---------------------------------------------------------------------------------------------------------
           Aerospace/Defense                                          0.79%
      2    The Boeing Company                          BA             0.79     $    45.1250    $    90
           Auto--Cars/Light Trucks                                    5.20
      2    DaimlerChrysler AG                          DCXGn.F        1.36          76.4342        153
      2    Ford Motor Company                          F              0.97          51.1250        102
      2    General Motors Corporation                  GM             0.70          64.5625        129
  2,000    Toyota Motor                                7203.T         2.17          32.8918     65,784
           Beverages--Non-Alcoholic                                   2.57
      2    The Coca-Cola Company                       KO             2.57          59.2500        119
           Chemicals--Diversified                                     1.40
      2    E.I. du Pont de Nemours and Company         DD             1.40          72.0000        144
           Computers--Software                                        7.47
      2    Microsoft Corporation                       MSFT           7.47          92.1875        184
           Computers--Micro                                           5.87
      2    Hewlett-Packard Company                     HWP            1.83         106.4375        213
      2    International Business Machines Corporation IBM            4.04         121.8125        244
           Cosmetics & Toiletries                                     2.19
      2    The Procter & Gamble Company                PG             2.19         100.2500        201
           Diversified Financial Services                             5.01
      2    Citigroup Inc.                              C              2.79          48.8750         98
      2    Lloyds TSB Group Plc                        LLOY.L         1.28          14.2700         29
      2    Morgan Stanley Dean Witter & Co.            MWD            0.94          96.3125        193
           Diversified Manufacturing                                  7.15
      2    General Electric Company                    GE             6.31         116.5625        233
      2    Siemens AG                                  SIEG.F         0.84          83.9674        168
           Food--Misc.                                                2.05
      2    Nestle SA                                   NSRGY          1.36       1,948.0008      3,896
      2    Unilever NV                                 cva Ntfl4      0.69          66.9500        134
           Medical Products                                           2.29
      2    Johnson & Johnson                           JNJ            2.29         103.3125        207
           Medical--Drugs                                             5.87
      2    Merck & Co., Inc.                           MRK            2.66          69.0000        138
      2    Novartis AG                                 NOVZn.S        1.83       1,503.5126      3,007
      2    Roche Holding Ltd.                          ROCZg.S        1.38      11,650.5811     23,301
           Money Center Banks                                         8.83
      2    Bank of America Corporation                 BAC            1.95          66.9375        134
  2,000    Bank of Tokyo-Mitsubishi, Ltd.              8315.T         1.14          16.1665     32,333
      2    The Chase Manhattan Corporation             CMB            1.21          86.5625        173
      2    Credit Suisse Group                         CSGZn.S        0.86         190.7294        381
      2    HSBC Holdings, Plc                          HSBA.L         1.72          12.5600         25
      2    ING Groep N.V.                              ING.AS         0.90          51.0214        102
      2    UBS AG                                      UBSZn.S        1.05         282.3190        565
           Multi-Line Insurance                                       4.42
      2    Allianz AG                                  ALVG.DE        1.17         271.7428        543
      2    American International Group, Inc.          AIG            2.49          99.5625        199
      2    AXA                                         AXA            0.76         184.3166        369
           Multimedia                                                 1.02
      2    The Walt Disney Company                     DIS            1.02          29.8750         60
           Oil Companies--Integrated                                 12.51
      2    BP Amoco Plc                                BPA.L          3.31          19.3800         39
      2    Chevron Corporation                         CHV            1.08          95.9375        192
  1,000    ENI SpA                                     ENI.IM         0.86           6.2234      6,223
      2    Exxon Corporation                           XON            3.44          81.6250        163
      2    Mobil Corporation                           MOB            1.44         105.4375        211
      2    Royal Dutch Petroleum Company               RD.AS          2.38          60.3000        121
           Retail--Discount                                           3.62
      2    Wal-Mart Stores, Inc.                       WMT            3.62          47.5625         95
           Semiconductors                                             4.55
      2    Intel Corporation                           INTC           4.55          83.1250        166

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                                       6

--------------------------------------------------------------------------------
Schedule of Investments--(continued)
(at the Initial Date of Deposit, August 25, 1999)

         Nuveen--Dow Jones Global Titans IndexSM Portfolio, August 1999

                                                                                Market       Cost of
Number of                                              Ticker  Percentage of  Value per   Securities to
 Shares          Name of Issuer of Securities(1)       Symbol    Index(3)       Share       Trust(2)
-------------------------------------------------------------------------------------------------------
           Telephone Integrated                                     9.73%
      2    AT&T Corp.                                  T            2.74     $    46.5625   $    .93
      2    British Telecommunications Plc              BTY          1.68          15.1400         30
      2    Deutsche Telekom AG                         DTEG.DE      2.13          40.2368         80
      2    France Telecom SA                           FTE.PA       1.27         110.6205        221
      2    SBC Communications Inc.                     SBC          1.91          51.0000        102
           Telephone--Local                                         3.38
      2    Bell Atlantic Corporation                   BEL          1.76          62.8750        126
      2    Bellsouth Corporation                       BLS          1.62          47.8750         96
           Telephone--Long Distance                                 2.54
      2    MCI WorldCom, Inc.                          WCOM         2.54          79.1250        158
           Tobacco                                                  1.54
      2    Philip Morris Companies Inc.                MO           1.54          37.5000         75
  -----                                                           ------                    --------
  5,094                                                           100.00%                   $141,842
  =====                                                           ======                    ========

---------
See "Notes to Portfolios."

Please note that if this prospectus is used as a preliminary prospectus for fu-ture Nuveen Defined Portfolios, the portfolio will contain different stocks from those described above.

                                      ---

Securities Descriptions

The stocks of the following companies are included in the Portfolio:


Allianz AG (ALVG.DE)

Allianz AG, headquartered in The Netherlands, is Europe's largest insurer. The Company offers life, health, and property/casualty insurance, risk management, and investment funds.

American International Group, Inc. (AIG)

American International Group, Inc., provides a variety of insurance and finan-cial services in the U.S. and internationally. The Company writes property, casualty, marine, life, and financial services insurance in approximately 130 countries and jurisdictions.

AT&T Corp. (T)

AT&T Corp. provides voice, data, and video telecommunication services and products to consumers and businesses. The Company is the top long distance provider in the U.S. and, with recent acquisitions, the top cable operator as well. AT&T also offers local, international, and wireless telephone services and Internet access.

AXA (AXA)

AXA, headquartered in France, offers life, personal and commercial property/casualty insurance, reinsurance, financial services, and real estate investment services. The Company operates in Europe, Asia, Africa and North America.

BP Amoco Plc (BPA.L)

BP Amoco Plc, headquartered in London and formed from the merger of British Petroleum and Amoco, is the world's third largest integrated oil company. The Company explores for and produces oil in about 29 countries and is also a ma-jor chemical manufacturer.

Bank of America Corporation (BAC)

Bank of America Corporation is the holding company for Bank of America and NationsBank. The Company, which operates in 22 states and the District of Co-lumbia, provides retail banking services, asset management, financial prod-ucts, corporate finance, specialized finance, capital markets, and financial services.

Bank of Tokyo-Mitsubishi, Ltd. (8315.T)

Bank of Tokyo-Mitsubishi, Ltd., headquartered in Japan, is a global financial services company that offers commercial, investment, and trust banking prod-ucts and services to businesses, governments and private individuals.

Bell Atlantic Corporation (BEL)

Bell Atlantic Corporation provides a wide variety of phone and cable televi-sion services throughout the northeast and mid-Atlantic regions. The Company's telecommunications services include local and wireless telephone services.

Bellsouth Corporation (BLS)

Bellsouth Corporation provides local phone service, systems and products pri-marily in the southeastern U.S. The Company also provides cellular service to over 4 million customers and Internet access to over 500,000 customers.

The Boeing Company (BA)

The Boeing Company manufactures and markets commercial jet aircraft worldwide. The Company also develops and produces military aircraft, missile defense and rocket systems for the United States and foreign governments.

British Telecommunications Plc (BTY)

British Telecommunications Plc, headquartered in London, is one of the world's leading telecommunications companies, and the principal telecom supplier in the United Kingdom. The Company has a presence in over 30 countries.

The Chase Manhattan Corporation (CMB)

The Chase Manhattan Corporation is a bank holding company that conducts domes-tic and international financial services through various bank and non-bank subsidiaries. The Company provides corporate finance, wholesale banking, and investment services, as well as underwriting, distribution, risk management products, and private banking.

Chevron Corporation (CHV)

Chevron Corporation explores for, develops, and produces crude oil and natural gas. The Company also refines crude oil into finished petroleum products, as well as markets and transports crude oil, natural gas, and petroleum products. Chevron operates in the U.S. and approximately 90 countries.

                                      ---

Citigroup Inc. (C)

Citigroup Inc. is a diversified financial services holding company that pro-vides investment services, asset management, consumer finance, and property/casualty and life insurance services. Subsidiaries include Salomon Smith Barney Holdings Inc., Commercial Credit Company, Travelers Property & Casualty Corp., and others.

The Coca-Cola Company (KO)

The Coca-Cola Company is the world's top soft-drink manufacturer/distributor. The Company's more than 160 brands of beverages--carbonated soft-drinks and syrups, juice and juice-drink products, teas and coffees, among others--are sold in approximately 200 countries.

Credit Suisse Group (CSGZn.S)

Credit Suisse Group, headquartered in Switzerland, provides universal banking services, including investment, trust, and management services and insurance in Switzerland and internationally. Credit Suisse Group is the parent of Credit Suisse First Boston, Credit Suisse and Winterthur.

DaimlerChrysler AG (DCXGn.F)

DaimlerChrysler AG, headquartered in Germany, is the fifth largest manufac-turer of motor vehicles in the world. Brands include Mercedes, Chrysler, Jeep, Dodge and Plymouth. Other businesses include auto parts and accessories, rail systems, electronics, and diesel engines.

Deutsche Telekom AG (DTEG.DE)

Deutsche Telekom AG, headquartered in Germany, is the world's third largest telecommunications services provider. The Company also offers mobile, paging, and on-line services to German and international customers and operates a large cable telecom network.

E.I. du Pont de Nemours and Company (DD)

E.I. du Pont de Nemours and Company is the largest chemical manufacturer in the United States, and a leading chemical producer worldwide. The Company's products are used primarily in the food, health, apparel, construction, and automotive industries.

ENI SpA (ENI.IM)

ENI SpA, headquartered in Italy, is a major integrated oil and gas company en-gaged in all aspects of the petroleum business. The Company also provides oilfield devices, contracting and engineering services.

Exxon Corporation (XON)

Exxon Corporation is the world's second largest producer of oil and gas. With operations in more than 100 countries, the Company is involved in the explora-tion, production, transportation and marketing of crude oil, natural gas, pet-rochemicals and other petroleum products and minerals.

Ford Motor Company (F)

Ford Motor Company is the second largest producer of cars and trucks in the world. Principal domestic labels are Mercury, Lincoln, Volvo, Jaguar and Aston Martin. The Company conducts leasing and financing operations through Ford Mo-tor Credit and car rentals through Hertz Corporation.

France Telecom SA (FTE.PA)

France Telecom SA is the principal telecommunications company in France. The Company also provides mobile telecommunications, voice data, and image trans-mission, including television broadcasting and cable services.

General Electric Company (GE)

General Electric Company develops, manufactures, and markets products for the generation, distribution, and utilization of electricity. Through GE Capital Services, Inc. the Company offers a variety of financial services, including mutual fund management, financing, asset management and insurance. General Electric also owns the National Broadcasting Company (NBC).

General Motors Corporation (GM)

General Motors Corporation is the world's largest automobile manufacturer. Do-mestic cars include Chevrolet, Pontiac, GMC, Oldsmobile, Buick, Cadillac, and Saturn. Foreign plants are located in 17 countries, primarily in Western Eu-rope.

HSBC Holdings, Plc (HSBA.L)

HSBC Holdings, Plc, headquartered in London, is an international banking and financial services company serving the retail and business customer. The Com-pany conducts business in the Asia-Pacific region, Europe, the Middle East, and the Americas.

                                      ---

Hewlett-Packard Company (HWP)

Hewlett-Packard Company designs, manufactures, and services products and sys-tems for computation and communications. The Company sells its products, in-cluding DeskJet printers and HP calculators, around the world.

ING Groep N.V. (ING.AS)

ING Groep N.V., headquartered in The Netherlands, offers a wide range of fi-nancial services to individuals, corporations and other institutions. The Company's services include commercial, savings and investment banking, as well as life, property and commercial insurance.

Intel Corporation (INTC)

Intel Corporation designs, manufactures, and sells computer components and re-lated products worldwide. The Company's major products include conferencing, microprocessors, flash memory products, chipsets, graphics products, embedded processors and microcontrollers, network and communications products, and dig-ital imaging products.

International Business Machines Corporation (IBM)

International Business Machines Corporation is the world's leading provider of computer hardware, including personal computers, mainframes, network servers, and peripherals. The Company is also a major software manufacturer.

Johnson & Johnson (JNJ)

Johnson & Johnson is one of the world's largest and most diversified makers of health care products. The Company sells consumer products such as Tylenol and Motrin analgesics, professional products such as AcuVue contact lenses, and pharmaceuticals such as Ortho-Novum oral contraceptives.

Lloyds TSB Group Plc (LLOY.L)

Lloyds TSB Group Plc, is one of the leading UK-based financial services groups. Businesses include retail banking, mortgages, insurance, investments, and international banking.

MCI WorldCom, Inc. (WCOM)

MCI WorldCom, Inc. provides facilities-based fully integrated telecommunica-tions services to business, government and consumer customers from a network of fiber-optic cables, digital microwave, and satellite stations. The Company operates in more than 65 countries around the world.

Merck & Co., Inc. (MRK)

Merck & Co., Inc. is an international health products company operating through five divisions: human health, managed pharmaceutical care, manufactur-ing, research, and vaccine. Merck's products include treatments for osteoporosis and high blood pressure.

Microsoft Corporation (MSFT)

Microsoft Corporation develops, manufactures, licenses, and supports a range of software products, including scalable operating systems, server applica-tions, business and consumer productivity applications, software development tools, and Internet software and technologies. The Company is best known for its Microsoft MS-DOS and Microsoft Windows operating systems.

Mobil Corporation (MOB)

Mobil Corporation operates a worldwide oil and gas exploration and production business, a global marketing and refining complex, and a network of pipelines and tankers. The Company is also a manufacturer and marketer of petrochemi-cals, packaging films and specialty chemical products.

Morgan Stanley Dean Witter & Co. (MWD)

Morgan Stanley Dean Witter & Co. is a diversified financial services company providing a full range of consumer and institutional services worldwide, in-cluding retail brokerage, securities underwriting, corporate finance, invest-ment research, asset management, and consumer lending.

Nestle SA (NSRGY)

Nestle SA, headquartered in Switzerland, manufactures and markets a variety of food items including beverages, milk products, chocolate, frozen and refriger-ated food, and pet food. The Company also serves the pharmaceutical and cos-metic industries. Production facilities are located in over 177 countries.

Novartis AG (NOVZn.S)

Novartis AG, headquartered in Switzerland, was created by the merger of phar-maceutical companies Sandoz and Ciba-Geigy. The Company manufactures healthcare products for use in a

                                      ---
broad range of medical fields, as well as nutritional and agricultural prod-ucts. Novartis markets its products worldwide.

Philip Morris Companies Inc. (MO)

Philip Morris Companies Inc. is a diversified tobacco and food company. The Company markets a number of cheese, meat and coffee products through its Kraft subsidiary. Miller Brewing makes a number of beers. Major tobacco brands in-clude Marlboro, Virginia Slims, Merit, and Bensen and Hedges.

The Procter & Gamble Company (PG)

The Procter & Gamble Company is the nation's largest manufacturer of household products, including brand names such as Tide, Folgers, Crest, and Pampers. The Company is also the world's largest advertiser.

Roche Holding Ltd. (ROCZg.S)

Roche Holding Ltd., headquartered in Switzerland, develops and manufactures pharmaceutical and chemical products. The Company distributes its products throughout Europe, the United States, Asia and Latin America.

Royal Dutch Petroleum Company (RD.AS)

Royal Dutch Petroleum Company, headquartered in The Netherlands, owns 60% of the Royal Dutch/Shell Group of companies, which are involved in all phases of the petroleum industry from exploration to final processing and delivery.

SBC Communications Inc. (SBC)

SBC Communications Inc. (formerly Southwestern Bell) offers local and long distance telephone service, primarily in several midwestern states. The Com-pany also provides Internet access, paging and wireless communications equip-ment and services.

Siemens AG (SIEG.F)

Siemens AG, headquartered in Germany, is a worldwide manufacturer of locomo-tives, traffic control systems, and automotive electronics. The Company also offers communication networks and medical equipment.

Toyota Motor (7203.T)

Toyota Motor, headquartered in Japan, is the world's third largest automobile manufacturer. Production facilities are located in Japan, the United States, and over 21 other nations. The Company also has business in real estate, civil engineering, and insurance.

UBS AG (UBSZn.S)

UBS AG, formed from the merger of Union Bank of Switzerland and Swiss Bank Corp., is a money center bank that operates globally and has five core busi-ness units: Private Banking, Institutional Assets Management, Investment Bank-ing, Private and Corporate Customers and Private Equity.

Unilever NV (cva Ntfl4)

Unilever NV, headquartered in The Netherlands, is a global producer of branded consumer goods in the food, detergent, and personal care industries. Products are distributed in over 90 countries. The Company also produces medical test-ing products and operates tropical tea estates in the Far East.

Wal-Mart Stores, Inc. (WMT)

Wal-Mart Stores, Inc. is the world's largest retailer. The Company operates more than 3,500 Wal-Mart discount stores, Sam's Club members-only warehouse stores, and Wal-Mart Supercenters (combination discount/grocery stores) world-wide.

The Walt Disney Company (DIS)

The Walt Disney Company is a diversified worldwide entertainment and media company. The Company operates the Disney theme parks and resorts, produces mo-tion pictures, and owns ABC, Inc. (which includes the ABC television network). Disney also licenses its intellectual property and publishes books and maga-zines.

Nuveen has obtained these company descriptions from sources it deems reliable. However, Nuveen has not independently verified the accuracy or completeness of the information provided.

                                      ---

Nuveen--Dow Jones Internet IndexSM Portfolio, August 1999

Risk/Return Summary

Investment Objective

The Portfolio seeks to provide capital appreciation.

Investment Strategy

The Portfolio consists of the securities included in the Dow Jones Internet Index. The securities held by the Portfolio will be periodically adjusted to generally replicate the current selections and weightings of the Dow Jones Internet Index.

Security Selection

We select the securities for the Portfolio in the following manner:

 . On the Initial Date of Deposit, the Portfolio consists of each of the stocks included in the Dow Jones Internet Index.

 . During an initial adjustment period that will not exceed 30 days, the Port-folio will be modified to duplicate, to the extent practicable, the stocks contained in the index and their weightings.

 . Following the initial adjustment period, it is expected that:

--The Portfolio will continue to be invested in substantially all (at least
   95%) of the stocks in the index; and

 --The Sponsor will attempt to maintain a correlation between the Portfolio's holdings and the index of .97 to .99 over the term of the Portfolio. Howev-er, the performance of the Portfolio may not mirror the performance of the index.

 . Adjustments to the Portfolio's holdings will be made on an ongoing basis when:

 --The Portfolio invests in new securities to create new Units;

 --Issues are removed from or added to the index;

 --Securities are sold to meet redemptions, to pay sales charges and ex-penses, or for tax reasons; or

 --It is necessary to maintain the correlation between the Portfolio and the index.

See "Composition of Trusts," "The Portfolio," and "Investment Supervision" in Part B of the Prospectus for details.

The Dow Jones Internet Index

The Dow Jones Internet Index is an equity benchmark index of companies that generate the majority of their revenues from the Internet.

The Dow Jones Internet Index is comprised of two sub-groups, Internet Commerce and Internet Services, reflecting the basic distinction between the types of companies that are dependent on Internet business for their livelihoods.

 . Internet Commerce: This group represents companies that derive the majority of their revenues from providing goods and/or services through an open net-work, such as a World Wide Web site.

 . Internet Services: This group represents companies that derive the majority of their revenues from providing access to the Internet or providing en-abling services to people using the Internet.

The index currently consists of 40 companies. However, Dow Jones expects it will be necessary to expand the index to meet the goal of representing 80% of the Internet equity universe. The Portfolio will be periodically adjusted to generally reflect the current selections and weightings of the index.

See "The Dow Jones Internet Index Portfolio" in Part B of the Prospectus for additional information regarding the index.

                                      ---

Industry Diversification

Based upon the principal business of each issuer and current market values, the index as of August 19, 1999 represented the following industries:

                                    Approximate
Industry                          Index Percentage
--------                          ----------------
Applications Software                   2.48%
Computer Data Security                  7.34%
Consulting Services                     3.13%
Data Processing/Management              2.08%
Finance-Investment Banker/Broker        7.02%
Internet Access                        14.30%
Internet Content                       21.44%
Internet Retail                         9.39%
Internet Software                      24.56%
Internet Venture Capital                6.16%
Medical Information Systems             1.53%
Telecom Services Systems                0.57%
                                      -------
    Total                             100.00%

Primary Risks

You can lose money by investing in the Portfolio. In addition, the Portfolio may not perform as well as you hope. These things can happen for various rea-sons, including:

 . Stock prices can be volatile.

 . Share prices or dividend rates on the stocks may decline during the life of the Portfolio.

 . The Portfolio is not actively managed and may continue to purchase or hold a stock included in the index even though the stock's outlook or its market value or yield may have changed.

 . The Portfolio is concentrated in the Internet industry. Adverse developments in this industry may affect the value of your Units. Companies involved in the Internet industry must contend with rapid changes in technology, intense competition and the rapid obsolescence of products and services.

 . The Portfolio may contain stocks of foreign companies. The Portfolio's in-vestment in foreign stock presents additional risk. Foreign companies may be affected by adverse political, diplomatic and economic developments; changes in foreign currency exchange rates; taxes; less publicly available informa-tion; greater price volatility; less liquidity and other factors.

 . The performance of the Portfolio may not sufficiently correspond with the performance of the index. This is due to a variety of factors that include:

 --the impracticability of owning each of the securities in the index with the exact weightings at any given time;

 --the possibility of tracking errors;

 --the time that elapses between a change in the index and a change in the Portfolio; and

 --sales charges and expenses.

Investor Suitability

The Portfolio may be suitable for you if:

 . You are seeking to own the components of the Dow Jones Internet Index in one convenient package;

 . You want capital appreciation potential; and

 . The Portfolio represents only a portion of your overall investment portfo-lio.

The Portfolio is not appropriate for you if:

 . You are unwilling to take the risks involved with owning an unmanaged index-based equity investment;

 . You are seeking preservation of capital or high current income; or

 . You do not have a long-term investment horizon.

Fees and Expenses

This table shows the fees and expenses you may pay, directly or indirectly, when you invest in the Portfolio.

                                                                    Approximate
                                                                    % of Amount
                                                                     Invested
                                                    Amount per Unit     (1)
                                                    --------------- -----------
Sales Charge
Maximum Deferred Sales Charge......................     $ 0.450        4.50%(2)
Maximum Organization Costs(3)......................     $0.0220       0.220%

Estimated Annual Operating Expenses

Trustee's Fee......................................     $0.0095       0.095%
Sponsor's Supervisory Fee..........................     $0.0035       0.035%
Bookkeeping and Administrative Fees................     $0.0025       0.025%
Evaluator's Fees...................................     $0.0030       0.030%
Other Operating Expenses(4)........................     $0.0103       0.103%
                                                        -------       ------
Total..............................................     $0.0288       0.288%

---------
(1) Based on 100 Units with a $10 per Unit Public Offering Price.

                                      ---

(2) The maximum sales charge is a fixed dollar amount of $0.45 per Unit, how-ever, the maximum sales charge may not exceed 5.5% of the Public Offering Price.

(3) Organization costs are deducted from Portfolio assets at the earlier of the close of the initial offering period or 6 months after Initial Date of Deposit.

(4) Other Operating Expenses include annual licensing fees paid to cover a li-cense to use service marks, trademarks and trade names of Dow Jones but do not include brokerage costs and other transactional fees.

The entire sales charge is deferred and deducted monthly in installments of $0.09 per Unit from April 28, 2000 through August 31, 2000. However, for Units purchased after the beginning of the deferred sales charge period you will pay an up-front sales charge equal to the deferred sales charges already collect-ed. The maximum sales charge will not exceed 5.5% of the Public Offering Price of the Units.

The maximum per Unit sales charges are reduced as follows:

                                                               Your maximum
If you buy the following number of Units:*                 sales charge will be:
---------------------------------------------------------- ---------------------
Less than 5,000...........................................        $0.450
5,000 to 9,999............................................        $0.425
10,000 to 24,999..........................................        $0.400
25,000 to 49,999..........................................        $0.350
50,000 to 99,999..........................................        $0.250
100,000 or more...........................................        $0.150

 * Sales charge reductions are computed both on a dollar basis and on the ba-sis of the number of Units purchased, using the equivalent of 5,000 Units to $50,000, 10,000 Units to $100,000 etc., and will be applied on that ba-sis which is more favorable to you.

As described in "Public Offering Price" in Part B of the Prospectus, certain classes of investors are also entitled to reduced sales charges.

Example

This example may help you compare the cost of investing in the Portfolio to the cost of investing in other funds.

The example assumes that you invest $10,000 in the Portfolio for the periods indicated and then either redeem or do not redeem your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. The example does not include brokerage costs and other transactional fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                             Life of
      1 Year                          3 Years                                               Portfolio
      -------                         -------                                               ---------
      $500.75                         $559.60                                                $624.13

See "Trust Operating Expenses" in Part B of the Prospectus for additional in-formation regarding expenses.

                                      ---

--------------------------------------------------------------------------------
Schedule of Investments
(at the Initial Date of Deposit, August 25, 1999)

           Nuveen--Dow Jones Internet IndexSM Portfolio, August 1999

                                                                             Market      Cost of
Number of                                              Ticker Percentage of Value per Securities to
 Shares          Name of Issuer of Securities(1)       Symbol   Index(3)      Share   Portfolio(2)
---------------------------------------------------------------------------------------------------
           Applications Software                                   2.48%
     36    BroadVision, Inc.                            BVSN       2.48     $ 99.8750   $  3,596
           Computer Data Security                                  7.34
     40    AXENT Technologies, Inc.                     AXNT       0.39       13.0000        520
     51    Check Point Software Technologies Ltd.       CHKP       2.58       74.5000      3,800
     72    VeriSign Inc.                                VRSN       4.37      100.6875      7,250
           Consulting Services                                     3.13
     74    CheckFree Holdings Corp.                     CKFR       1.70       32.5625      2,410
    106    USWeb Corporation                            USWB       1.43       20.5625      2,180
           Data Processing/Management                              2.08
    136    Sterling Commerce, Inc.                      SE         2.08       20.8750      2,839
           Financial--Investment Banker/Broker                     7.02
    212    Ameritrade Holding Corp.                     AMTD       3.65       22.1250      4,691
    147    E*TRADE Group, Inc.                          EGRP       2.82       26.5000      3,896
     37    Net.B@nk, Inc.                               NTBK       0.55       21.1875        784
           Internet Access                                        14.30
    196    At Home Corporation                          ATHM       5.31       42.0000      8,232
     46    EarthLink Network, Inc.                      ELNK       1.61       52.0000      2,392
     88    MindSpring Enterprises, Inc.                 MSPG       1.84       30.1250      2,651
     92    PSINet Inc.                                  PSIX       2.91       49.5000      4,554
    107    Verio Inc.                                   VRIO       2.63       40.6250      4,347
           Internet Content                                       21.44
    102    CNET, Inc.                                   CNET       2.65       41.3125      4,214
     57    DoubleClick Inc.                             DCLK       3.42       94.2500      5,372
     37    Go2Net, Inc.                                 GNET       1.77       68.1250      2,521
     68    InfoSpace.com, Inc.                          INSP       2.08       45.5000      3,094
     70    Inktomi Corporation                          INKT       5.64      110.2500      7,718
     48    Network Solutions, Inc.                      NSOL       1.93       61.1875      2,937
     41    Yahoo! Inc.                                  YHOO       3.95      153.0625      6,276
           Internet Retail                                         9.39
     46    Amazon.com, Inc.                             AMZN       3.30      120.3125      5,534
     51    Beyond.com Corporation                       BYND       0.63       14.8750        759
     33    Cyberian Outpost, Inc.                       COOL       0.21        8.8750        293
     35    eBay Inc.                                    EBAY       2.53      118.8750      4,161
     35    Egghead.com Inc.                             EGGS       0.19        7.5313        264
     28    ONSALE, Inc.                                 ONSL       0.29       15.0000        420
    102    Ticketmaster Online-CitySearch, Inc.         TMCS       2.24       28.6875      2,926
           Internet Software                                      24.56
     45    Abovenet Communications Inc.                 ABOV       1.05       32.0000      1,440
     90    America Online, Inc.                         AOL        6.42       98.9375      8,904
     29    CyberCash, Inc.                              CYCH       0.19        8.5938        249
    118    Exodus Communications Inc.                   EXDS       5.81       86.8125     10,244
     89    Infoseek Corporation                         SEEK       2.01       31.3750      2,792
    117    Lycos, Inc.                                  LCOS       3.26       44.1250      5,163
     52    Open Market Inc.                             OMKT       0.46       11.7500        611
     97    RealNetworks, Inc.                           RNWK       5.36       85.4375      8,287
           Internet Venture Capital                                6.16
    103    CMGI, Inc.                                   CMGI       6.16       81.9375      8,440
           Medical Information Systems                             1.53
     60    Healtheon Corp.                              HLTH       1.53       35.0625      2,104
           Telecom Services Systems                                0.57
     49    IDT Corp.                                    IDTC       0.57       24.2500      1,188
  -----                                                          ------                 --------
  3,042                                                          100.00%                $150,053
  =====                                                          ======                 ========

---------
See "Notes to Portfolios."

Please note that if this prospectus is used as a preliminary prospectus for fu-ture Nuveen Defined Portfolios, the portfolio will contain different stocks from those described above.


                                      ---

Securities Descriptions

The stocks of the following companies are included in the Portfolio:

Abovenet Communications Inc. (ABOV)

Abovenet Communications Inc. is a leading provider of Internet connectivity services to Internet service providers. The Company also has investments in joint ventures and foreign companies to develop Internet service exchanges in Europe and Asia.

Amazon.com, Inc. (AMZN)

Amazon.com, Inc., an online bookstore retailer, offers more than three million in-print and out-of-print titles, as well as compact discs, videotapes, audiotapes and other products. The Company features search and browse capabil-ities, e-mail services, personalized shopping services, Web-based credit card payment, and direct shipping to customers.

America Online, Inc. (AOL)

America Online, Inc. provides interactive communications and services. The Company's Web sites offer features such as personalized news service, elec-tronic mail, conferencing, software, computing support, interactive magazines and newspapers, online classes, and easy access to services of the Internet.

Ameritrade Holding Corp. (AMTD)

Ameritrade Holding Corp. provides online securities trading (as well as trad-ing via telephone and fax), clearing services for securities brokers, and dis-count brokerage services. The Company also offers investment news and educa-tional services.

At Home Corporation (ATHM)

At Home Corporation provides Internet services to consumers and businesses over the cable television infrastructure and leased digital telecommunications lines to consumers and businesses. The Company's service enables residential customers to connect their personal computers to high-speed networks via cable modems.

AXENT Technologies, Inc. (AXNT)

AXENT Technologies, Inc. and its subsidiaries develop, market, license, and support enterprise-wide information security solutions for client/ server com-puting environments. The Company's products provide security assessment and policy management, intrusion detection, data confidentiality, system and net-work access control, user administration, and activity monitoring.

Beyond.com Corporation (BYND)

Beyond.com Corporation is an online computer software superstore. Products are sold to government, corporate, and retail customers.

BroadVision, Inc. (BVSN)

BroadVision, Inc. develops and markets software that enables companies to de-sign their own Web sites to maximize online marketing and sales potential. The Company's software applications are used by the financial services, retail distribution, high technology, telecommunications, and travel industries.

CMGI, Inc. (CMGI)

CMGI, Inc., develops, integrates and provides venture capital for advanced Internet and database management technologies. The Company also operates di-rect marketing subsidiaries that provide fulfillment and mailing list servic-es.

CNET, Inc. (CNET)

CNET, Inc. provides original Internet content and television programming re-lating to information technology and the Internet. The Company also operates Snap!, an online service that offers directory and searching capabilities.

CheckFree Holdings Corp. (CKFR)

CheckFree Holdings Corp. provides electronic banking services and systems that allow customers to make routine payments and collections and make secure pur-chases on the Internet. The Company also provides investment services and software for financial applications.

Check Point Software Technologies Ltd. (CHKP)

Check Point Software Technologies Ltd. offers software systems that protect corporate networks from unauthorized access. The Company has subsidiaries in Europe, North America, and the Pacific Rim.

CyberCash, Inc. (CYCH)

CyberCash, Inc. provides technology and services to perform payments over the Internet. The Company offers a variety of ways to execute

                                      ---
transactions including payment cards, checks and electronic analogues of cash.

Cyberian Outpost, Inc. (COOL)

Cyberian Outpost, Inc. is an Internet-only global retailer of computer hard-ware, software, and accessories. The Company sells its products to the con-sumer and small office market.

DoubleClick Inc. (DCLK)

DoubleClick Inc. provides Internet advertising solutions for advertisers and Web publishers. The Company offers an Internet network which transmits adver-tisements to Web sites. Advertisements are delivered to Web users based on se-lected criteria.

EarthLink Network, Inc. (ELNK)

EarthLink Network, Inc. is an Internet service provider which supplies access, information, assistance, and services to its customers, introducing them to the Internet. The Company has more than one million customers throughout the United States and Canada.

eBay Inc. (EBAY)

eBay Inc. is a person-to-person trading community on the Internet. The Company's service is used by buyers and sellers for the exchange of personal items such as coins, collectibles, computers, memorabilia, stamps, and toys.

E*TRADE Group, Inc. (EGRP)

E*TRADE Group, Inc. provides online investing services for self-directed in-vestors through its Web site. The Company provides automated order placement and execution, personalized portfolio tracking, and real-time market analysis. E*TRADE can also be accessed through touch-tone telephone, interactive televi-sion, and direct modem access.

Egghead.com Inc. (EGGS)

Egghead.com Inc. recently shed its retail operations to focus on conducting its business online and through an 800 number. The Company operates three Internet Web sites selling a wide variety of computer equipment and services to consumer and business customers.

Exodus Communications Inc. (EXDS)

Exodus Communications Inc. offers systems that allow companies to outsource the management of its Internet sites. The Company operates Internet Data Cen-ters in six metropolitan areas, as well as a server hosting facility in En-gland.

Go2Net, Inc. (GNET)

Go2Net, Inc. offers branded Web site in areas such as personal finance, infor-mation search, commerce, and games. The Company's Web destinations include Silicon Investor, a financial discussion site; MetaCrawler, a search/index guide; and HyperMart, a Web hosting service.

Healtheon Corp. (HLTH)

Healtheon Corp. operates Virtual Healthcare Network, an Internet-based infor-mation system that serves the healthcare industry. Services provided include enrollment, eligibility determination, referrals, diagnostic test, and claims processing.

IDT Corp. (IDTC)

IDT Corp. offers international and domestic telecommunications services. A principal product is a callback telephone system that allows users in over 170 foreign countries a cheaper way to call the U.S. The Company also markets pre-paid calling cards and Internet access services.

Infoseek Corporation (SEEK)

Infoseek Corporation develops branded, comprehensive Web-based navigational services that help users access and personalize the resources of the Internet. The Company's primary service, Infoseek Guide, integrates the capabilities of a search engine and a directory.

InfoSpace.com, Inc. (INSP)

InfoSpace.com, Inc. supplies Web sites with content such as national Yellow and White Pages directories, city guides, maps, classified advertisements, sports and weather forecasts. The Company also provides information to suppli-ers of cellular phones and digital pagers.

Inktomi Corporation (INKT)

Inktomi Corporation develops and markets scalable software applications de-signed to enhance the performance and intelligence of large-scale networks. The Company's systems use parallel-processing technology to deliver speed and performance to large scale networks while utilizing smaller workstations.

Lycos, Inc. (LCOS)

Lycos, Inc. develops and provides guides to online content, third party con-tent, Web search and

                                      ---
directory services, and community and personalization services. The Company also provides Internet users the ability to create personal homepages and join interest-based communities on the Internet.

MindSpring Enterprises, Inc. (MSPG)

MindSpring Enterprises, Inc. is a national Internet access provider that fo-cuses on serving individual and small business subscribers. The Company also provides Web hosting, dedicated access lines for business customers, and web page design.

Net.B@nk, Inc. (NTBK)

Net.B@nk, Inc. operates an Internet bank. The Company offers checking, money market, online brokerage, mortgage lending, leasing, and credit card services. Information can be accessed anytime by means of a Web browser, ATM, telephone, fax, or United States mail.

Network Solutions, Inc. (NSOL)

Network Solutions, Inc. provides Internet domain name registration services worldwide. The Company also offers network engineering and security services, as well as online marketing.

ONSALE, Inc. (ONSL)

ONSALE, Inc. is an electronic retailer pioneering the interactive 24-hour on-line auction, designed to serve as an efficient and entertaining marketing channel. The Company specializes in selling refurbished and close-out comput-ers, peripherals, and consumer electronics.

Open Market Inc. (OMKT)

Open Market Inc. is a global provider of Internet commerce software to busi-nesses. Customers include many of the top Internet service providers and tele-phone companies. The Company has a presence in over 24 countries.

PSINet Inc. (PSIX)

PSINet Inc. is a global data communications carrier. The Company provides ac-cess services, Web-site design and hosting, electronic commerce and security programs to businesses. Operations are conducted in over 17 countries.

RealNetworks, Inc. (RNWK)

RealNetworks, Inc. pioneered the streaming software that allows real-time de-livery of audio and video broadcasts over the Internet and intranets. Custom-ers that have purchased the Company's broadcasting tools and services include ABC, NBC, and Dow Jones.

Sterling Commerce, Inc. (SE)

Sterling Commerce, Inc. develops, markets, and supports electronic commerce products, services, and solutions worldwide. The Company's customers include the banking, healthcare, manufacturing, pharmaceutical, retail, telecommunica-tions, and transportation industries.

Ticketmaster Online-CitySearch, Inc. (TMCS)

Ticketmaster Online-CitySearch, Inc. is a provider of local city guides, local advertising, and live event ticketing on the Internet. The Company offers on-line ticketing, merchandise, electronic coupons, and other transactions to a range of customers.

USWeb Corporation (USWB)

USWeb Corporation provides business strategy marketing, and Internet technol-ogy solutions to companies such as Apple, Blue Cross, and Charles Schwab. The Company, which acquired CKS in 1998, offers one-stop shopping for Web-based communication and advertising solutions.

Verio Inc. (VRIO)

Verio Inc. owns several regional and local Internet service providers across the U.S. The Company targets small to medium-sized business customers both in the United States and Europe.

VeriSign Inc. (VRSN)

VeriSign Inc. sells digital IDs which help companies offer protection for such activities as e-mail, home banking, and credit card purchases. Products are marketed to large firms and government agencies, as well as major credit card companies. The Company's products are marketed worldwide.

Yahoo! Inc. (YHOO)

Yahoo! Inc. is a global Internet media company that offers a network of branded World Wide Web programming. The Company provides targeted Internet re-sources and communications services for a broad range of audiences.

Nuveen has obtained these company descriptions from sources it deems reliable. However, Nuveen has not independently verified the accuracy or completeness of the information provided.

                                      ---

How to Buy and Sell Units

Investing in the Portfolio

The minimum investment is normally $1,000 or 100 Units, whichever is less. However, for IRA purchases the minimum investment is $500 or the nearest whole number of Units whose value is less than $500.

You can buy Units from any participating dealer.

As of August 25, 1999, the Initial Date of Deposit, the per Unit Public Offer-ing Price for each Portfolio is $10.00. As described above, Units are subject to deferred sales charges and in some cases, an up-front sales charge. The Public Offering Price includes the up-front sales charge, if applicable, and estimated organization cost of $0.022 per Unit. The Public Offering Price changes every day with changes in the price of the securities. As of the close of business on August 25, 1999, the number of Units of each Portfolio may be adjusted so that the per Unit Public Offering Price will equal $10.00.

Wrap Account Purchases and certain other investors descsribed in Part B of the Prospectus, may buy Units with a reduced sales charge of $0.100 per Unit.

Each Portfolio's securities are valued by the Evaluator, The Chase Manhattan Bank, generally on the basis of their closing sales prices on the applicable national or foreign securities exchange or The Nasdaq Stock Market, Inc. every business day.

The Sponsor intends to periodically create additional Units of the Portfolios. See "Nuveen Defined Portfolios" and "Composition of Trusts" in Part B of the Prospectus for more details.

See "Public Offering Price" and "Market for Units" in Part B of the Prospectus for additional information.

Sales or Redemptions

Units may be redeemed by the Trustee, The Chase Manhattan Bank, on any busi-ness day at their current market value.

Although not obligated to do so, the Sponsor, John Nuveen & Co. Incorporated, may maintain a market for Units and offer to repurchase the Units at prices based on their current market value. If a secondary market is not maintained, a Unitholder may still redeem Units through the Trustee.

During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the price at which the Trustee will redeem Units and the price at which the Sponsor may repurchase Units include estimated organization costs. After such period, the amount paid will not include such estimated organization costs.

Any applicable deferred sales charges remaining on Units at the time of their sale or redemption will be collected at that time.

See "Redemption" and "Market for Units" in Part B of the Prospectus for de-tails.

Risk Factors

You can lose money by investing in a Portfolio. Recently, equity markets have experienced significant volatility. Your investment is at risk primarily be-cause of:

 . Market risk

  Market risk is the risk that a particular stock in a Portfolio, a Portfolio itself or stocks in general may fall in value. Market value may be affected by a variety of factors including:

  --General stock market movements;

  --Changes in the financial condition of an issuer or an industry;

  --Changes in perceptions about an issuer or an industry;

  --Interest rates and inflation;

  --Governmental policies and litigation; and

  --Purchases and sales of securities by a Portfolio.

 . Inflation risk

  Inflation risk is the risk that the value of assets or income from invest-ments will be less in the future as inflation decreases the value of money.

 . Correlation risk

  The performance of a Portfolio may not sufficiently correspond to the per-formance of the

                                      ---
  index due to a variety of factors that include:

  --The impracticability of owning each of the securities in the index with the exact weighting at a given time;

  --The possibility of tracking errors;

  --The time that elapses between a change in the index and a change in a Portfolio; and

  --Sales charges and expenses.

 .Concentration risk

  When stocks in a particular industry make up 25% or more of a Portfolio, it is said to be "concentrated" in that industry, which makes the Portfolio less diversified and subject to more market risk. The Dow Jones Internet In-dex Portfolio is concentrated in the securities of Internet companies.

  Here is what you should know about the Dow Jones Internet Index Portfolio's concentration in stocks of the Internet industry:

  --Companies involved in the Internet industry must contend with:

   rapid changes in technology;

   worldwide competition;

   rapid obsolescence of products and services;

   cyclical market patterns;

   evolving industry standards; and

   frequent new product introductions.

  --There is considerable risk in owning small capitalization companies that have recently begun operations.

  --The stocks of many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories.

  --Many Internet companies have experienced extreme price and volume fluctua-tions that often have been unrelated to their operating performance.

  --An unexpected change in one or more of the technologies affecting an is-suer's products or in the market for products based on a particular tech-nology could have an adverse effect on an issuer's operating results.

  --Operating results and customer relationships could be adversely affected by:

   an increase in price for, or an interruption or reduction in supply of, any key components; and

   the failure of the issuer to comply with rigorous industry standards.

 .Foreign risks

  Certain of the securities included in the Portfolios may be stocks and/or American Depositary Receipts ("ADRs") of foreign companies. ADRs are denomi-nated in U.S. dollars and are typically issued by a U.S. bank or trust com-pany. An ADR evidences ownership of an underlying foreign security. Foreign securities present risks beyond securities of U.S. issuers. Such risks in-clude:

  --adverse political, diplomatic and economic developments;

  --Political or economic instability;

  --higher brokerage costs;

  --currency risk;

  --less liquidity;

  --more volatile prices;

  --reduced government regulation;

  --different accounting standards; and

  --less publicly available information.

  The purchase and sale of foreign securities not listed on a U.S. securities exchange will occur only in foreign securities markets. Some of the factors described above may make it impossible to buy or sell such securities in a timely manner. Custody of certain of the securities held in the Portfolio is maintained by Cedel Bank S.A., a global custody and clearing institution which has entered into a sub-custodian relationship with the Trustee.

  The U.S. and foreign equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country. This phenomenon would tend to lower the overall price vola-tility of a portfolio that included both U.S. and foreign stocks. Sometimes, however, global trends will cause the U.S. and foreign markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

 .Currency risks

  Because securities of foreign issuers generally pay dividends and trade in foreign currencies, the U.S. dollar value of these securities (and therefore your Units) will vary with fluctua-

                                      ---
  tions in foreign exchange rates. Most foreign currencies have fluctuated widely in value against the U.S. dollar for various economic and political reasons.

  To determine the value of foreign securities, or their dividends, the Trustee will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, these markets can be quite volatile, depending on the activity of the large inter-national commercial banks, various central banks, large multi-national cor-porations, speculators and other buyers and sellers of foreign currencies. Since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Trustee may not reflect the amount the Portfolio would receive, in U.S. dollars, had the Trustee sold any particu-lar currency in the market. When instructed by the Sponsor, the Evaluator, The Chase Manhattan Bank, may utilize its own, or an affiliates, exchange rate quotations.

Distributions

Income Distributions

Cash dividends received by a Portfolio, net of expenses, will be paid each June 30 and December 31 ("Income Distribution Dates"), beginning December 31, 1999, to Unitholders of record each June 15 and December 15 ("Income Record Dates"), respectively.

Capital Distributions

Distributions of funds in the Capital Account, net of expenses, will be made annually each December 31 ("Capital Distribution Date") to Unitholders of rec-ord each December 15 ("Capital Record Date"). In certain circumstances, addi-tional distributions may be made.

See "Distributions To Unitholders" in Part B of the Prospectus for more de-tails.

General Information

Termination

Commencing on August 25, 2004, the Mandatory Termination Date, the securities in each Portfolio will begin to be sold as prescribed by the Sponsor. The Trustee will provide written notice of the termination to Unitholders which will specify when certificates may be surrendered.

Unitholders will receive a cash distribution within a reasonable time after each Portfolio's termination. See "Distributions to Unitholders" and "Other Information--Termination of Indenture" in Part B of the Prospectus for more details.

The Sponsor

Since our founding in 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income unit trusts designed to suit the unique circumstances and financial planning needs of mature investors. Nuveen, a leader in tax-ef-ficient investing, believes that a carefully selected portfolio can play an important role in building and sustaining the wealth of a lifetime. More than
1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The prospectus describes in detail the investment objectives, policies and risks of the Portfolios. We invite you to discuss the contents with your fi-nancial adviser, or you may call us at 800-257-8787 for additional informa-tion.

Dealer Concessions

The Sponsor plans to allow a concession of $0.35 for non-breakpoint purchases of Units to dealer firms in connection with the sale of Units in a given transaction. But, in no event will the concession exceed 4.279% of the Public Offering Price.

The concession paid to dealers is reduced or eliminated in connection with Units sold in transactions to investors that receive reduced sales charges based on the number of Units sold or in connection with Units sold to Wrap Ac-counts and other investors entitled to the sales charge reduction applicable for Wrap Accounts, as follows:

-------------------------------------------------------------------------------

                                                                    $ Concession
Number of Units*                                                      per Unit
----------------                                                    ------------
Less than 5,000....................................................    $0.350
5,000 to 9,999.....................................................    $0.325
10,000 to 24,999...................................................    $0.300
25,000 to 49,999...................................................    $0.250
50,000 to 99,999...................................................    $0.150
100,000 or more....................................................    $0.075
Wrap Accounts......................................................     0.000

*Sales charge reductions are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 5,000 Units to $50,000, 10,000 Units to $100,000 etc., and will be applied on that basis which is more favorable to the purchaser and may result in a reduction in the discount per Unit.

                                      ---

See "Distributions of Units to the Public" in Part B of the Prospectus for ad-ditional information on dealer concessions and volume incentives.

Optional Features

Letter of Intent (LOI)

Investors may use a Letter of Intent to get reduced sales charges on purchases made over a 13-month period (and to take advantage of dollar cost averaging). The minimum LOI investment is $50,000. See "Public Offering Price" in Part B of the Prospectus for details.

Reinvestment

Distributions from a Portfolio can be invested with no sales charge into Nuveen mutual or money market funds. Also, income and certain capital distri-butions from a Portfolio can be reinvested, subject to any remaining deferred sales charges, into additional Units of the Portfolio. See "Distributions to Unitholders" and "Accumulation Plan" in Part B of the Prospectus for details.

Nuveen Mutual Funds

Unit purchases may be applied toward breakpoint pricing discounts for Nuveen Mutual Funds. For more information about Nuveen investment products, obtain a prospectus from your financial adviser.


                                      ---

-------------------------------------------------------------------------------
Notes to Portfolios

(1) All securities are represented by regular way contracts to purchase such securities for the performance of which an irrevocable letter of credit has been deposited with the Trustee. The contracts to purchase the securi-ties were entered into by the Sponsor on August 24, 1999.

(2) The cost of the securities to the Portfolio represents the aggregate un-derlying value with respect to the securities acquired (generally deter-mined by the closing sale prices of the listed securities on the business day preceding the Initial Date of Deposit). The valuation of the securi-ties has been determined by the Trustee. As of the Initial Date of Depos-it, other information regarding the securities is as follows:

                                          Value of  Cost to   Gain
                                         Securities Sponsor  (loss)
                                         ---------- -------- ------
Dow Jones Global Titans Index Portfolio   $141,842  $140,881  $961
Dow Jones Internet Index Portfolio         150,053   150,055    (2)

(3) The percentages listed represent each security's proportionate relation-ship of all index stocks based on market value as of August 19, 1999. Be-cause the stocks included in the index and the value of such stocks may change from time to time, and because the Portfolio may not be able to du-plicate the index exactly, the percentages set forth do not represent the actual weighting of each security listed in the Schedule of Investments on the Initial Date of Deposit or on any subsequent date.


Please note that if this prospectus is used as a preliminary prospectus for future Nuveen Defined Portfolios, the portfolio will contain different stocks from those described above.

-------------------------------------------------------------------------------

                                      ---

Statement of Condition
(at the Initial Date of Deposit, August 25, 1999)

                                                               Dow
                                                             Global      Dow
                                                             Titans   Internet
                                                              Index     Index
                                                            Portfolio Portfolio
                                                            --------- ---------
Trust Property
Investment in securities represented by purchase con-
 tracts(1)(2).............................................  $141,842  $150,053
                                                            ========  ========
Liabilities and Interest of Unitholders
Liabilities:
  Deferred sales charge(3)................................  $  6,383  $  6,752
  Reimbursement of Sponsor for organization costs(4)......  $    312  $    330
                                                            --------  --------
     Total................................................  $  6,695  $  7,082
                                                            ========  ========
Interest of Unitholders:
  Units of fractional undivided interest outstanding......    14,184    15,005
  Cost to investors(5)....................................  $141,842  $150,053
   Less: Gross underwriting commission(6).................  $  6,383  $  6,752
   Less: Organization costs(4)............................  $    312  $    330
                                                            --------  --------
  Net amount applicable to investors......................  $135,147  $142,971
                                                            --------  --------
     Total................................................  $141,842  $150,053
                                                            ========  ========

---------

(1) Aggregate cost of securities listed under "Schedule of Investments" is based on their aggregate underlying value.

(2) An irrevocable letter of credit has been deposited with the Trustee as collateral, which is sufficient to cover the monies necessary for the pur-chase of the securities pursuant to contracts for the purchase of such se-curities.

(3) Represents the amount of mandatory distributions from a Portfolio ($0.45 per Unit), payable to the Sponsor in five equal monthly installments of $0.09 per Unit beginning on April 28, 2000, and on the last business day of each month thereafter through August 31, 2000.

(4) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Portfolio. These costs have been estimated at $0.022 per Unit for the Portfolio. A payment will be made as of the earlier of six months after the Initial Date of Deposit or the end of the initial offering period to an account maintained by the Trustee from which the obligations of the in-vestors to the Sponsor will be satisfied. To the extent that actual organ-ization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of the Portfolio.

(5) Aggregate Public Offering Price computed as set forth under "PUBLIC OFFER-ING PRICE" in Part B of this Prospectus.

(6) The gross underwriting commission of $0.450 per Unit has been calculated on the assumption that the Units sold are not subject to a reduction of sales charges. In single transactions involving 5,000 Units or more, the sales charge is reduced. (See "PUBLIC OFFERING PRICE" in Part B of this Prospectus.)


                                      ---

Report of Independent Public Accountants

To the Board of Directors of John Nuveen & Co. Incorporated and Unitholders of Nuveen Unit Trusts, Series 61:

We have audited the accompanying statement of condition and the schedules of investments at date of deposit (included in Part A of this Prospectus) of Nuveen Unit Trusts, Series 61 as of August 25, 1999. These financial state-ments are the responsibility of the Sponsor. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. Our proce-dures included confirmation of the irrevocable letter of credit arrangement for the purchase of securities, described in Note (2) to the statement of con-dition, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of condition and the schedules of investments at date of deposit referred to above present fairly, in all material respects, the financial position of Nuveen Unit Trusts, Series 61, as of August 25, 1999, in conformity with generally accepted accounting principles.

                                                ARTHUR ANDERSEN LLP

Chicago, Illinois
August 25, 1999.

                                      ---

Defined                  NUVEEN UNIT TRUSTS, SERIES 61
Portfolios                    PROSPECTUS -- PART A

                                August 25, 1999

                              Sponsor       John Nuveen & Co. Incorporated
                                            333 West Wacker Drive
                                            Chicago, IL 60606-1286
                                            Telephone: 312-917-7700


                              Trustee       The Chase Manhattan Bank
                                            4 New York Plaza
                                            New York, NY 10004-2413
                                            Telephone: 800-257-8787

  This Prospectus does not contain complete information about the Portfolio filed with the Securities and Exchange Commission in Washington, DC under the:

  Securities Act of 1933 (file no. 333-84143)

  Investment Company Act of 1940 (file no. 811-08103)

  To obtain copies at proscribed rates--
    Write: Public Reference Section of the Commission, 450 Fifth Street NW,
           Washington, DC 20549-6009
    Call:  (800) SEC-0330
    Visit: http://www.sec.gov

  No person is authorized to give any information or representation about the Portfolio not contained in Parts A or B of this Prospectus or the Information Supplement, and you should not rely on any other information.

  When Units of the Portfolio are no longer available or for investors who will reinvest into subsequent series of the Portfolio, this Prospectus may be used as a preliminary Prospectus for a future series. If this is the case, investors should note the following:

    1. Information in this Prospectus is not complete and may be changed;

    2. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective; and

    3. This prospectus is not an offer to sell the securities of a future series and is not soliciting an offer to buy such securities in any state where the offer or sale is not permitted.

Defined Portfolios

Nuveen Index Portfolio Prospectus
      Prospectus Part B dated August 25, 1999

  The Prospectus for a Nuveen Defined Portfolio (a "Trust") is divided into two parts. Part A of the Prospectus relates exclusively to a particular Trust and provides specific information regarding the Trust's portfolio, strategies, investment objectives, expenses, financial highlights, income and capital distributions, risk factors and optional features. Part B of the Prospectus provides more general information regarding the Nuveen Defined Portfolios. You should read both Parts of the Prospectus and retain them for future reference. Except as provided in Part A of the Prospectus, the information contained in this Part B will apply to each Trust.

  Additional information about the Trusts is provided in the Information Supplement. You can receive an Information Supplement by calling The Chase Manhattan Bank (the "Trustee") at (800) 257-8787.

Nuveen Defined Portfolios

Each Nuveen Defined Portfolio consists of a portfolio of Securities of companies described in the applicable Part A of the Prospectus (see "Schedule of Investments" in Part A of the Prospectus for an initial list of the Securities included in a Trust).

Minimum Investment--$1,000 or 100 Units ($500 or nearest whole number of Units whose value is less than $500 for IRA purchases), whichever is less.

Redeemable Units. Units of a Trust are redeemable at the offices of the Trustee at prices based upon the aggregate underlying value of the Securities (generally determined by the closing sale prices of listed Securities and the bid prices of over-the-counter traded Securities). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the Redemption Price per Unit includes estimated organization costs per Unit. After such period, the Redemption Price will not include such estimated organization costs. See "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus for the organization costs and see "REDEMPTION" herein for a more detailed discussion of redeeming your Units.

Dividend and Capital Distributions. Cash dividends received by a Trust will be paid on those dates set forth under "Distributions" in Part A of the Prospectus. Distributions of funds in the Capital Account, if any, will be made annually and as part of the final liquidation distribution, if applicable, and in certain circumstances, earlier. See "DISTRIBUTIONS TO UNITHOLDERS."

Public Offering Price. Public Offering Price of a Trust during the Initial Offering Period is based upon the aggregate underlying value of the Securities in the Trust's portfolio (generally determined by the closing sale prices of the listed Securities and the ask prices of over-the-counter traded Securities) plus or minus cash, if any, in the Income and Capital Accounts of the Trust, plus a sales charge as set forth in Part A of the Prospectus, if applicable, and is rounded to the nearest cent. The Public Offering Price during the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period also includes organization costs incurred in establishing a Trust. These costs will be deducted from the assets of the Trust as of the close of such period. See "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus. A pro rata share of accumulated dividends, if any, in the Income Account from the preceding Record Date to, but not including, the settlement date (normally three business days after purchase) is added to the Public Offering Price. (See "PUBLIC OFFERING PRICE.")

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
NUVEEN DEFINED PORTFOLIOS..................................................   1
COMPOSITION OF TRUSTS......................................................   4
THE PORTFOLIOS.............................................................   5
DOW JONES LICENSING AGREEMENT..............................................   6
DOW JONES GLOBAL TITANS INDEX PORTFOLIO....................................   7
DOW JONES INTERNET INDEX PORTFOLIO.........................................   8
PUBLIC OFFERING PRICE......................................................   9
MARKET FOR UNITS...........................................................  11
EVALUATION OF SECURITIES AT THE INITIAL DATE OF DEPOSIT....................  12
TAX STATUS.................................................................  12
RETIREMENT PLANS...........................................................  14
TRUST OPERATING EXPENSES...................................................  15
INVESTMENT SUPERVISION.....................................................  15
DISTRIBUTIONS TO UNITHOLDERS...............................................  16
ACCUMULATION PLAN..........................................................  17
REPORTS TO UNITHOLDERS.....................................................  17
UNIT VALUE AND EVALUATION..................................................  18
DISTRIBUTIONS OF UNITS TO THE PUBLIC.......................................  18
OWNERSHIP AND TRANSFER OF UNITS............................................  20
REPLACEMENT OF LOST, STOLEN OR DESTROYED CERTIFICATES......................  20
REDEMPTION.................................................................  20
PURCHASE OF UNITS BY THE SPONSOR...........................................  22
INFORMATION ABOUT THE TRUSTEE..............................................  22
LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE..........................  22
SUCCESSOR TRUSTEES AND SPONSORS............................................  22
INFORMATION ABOUT THE SPONSOR..............................................  23
INFORMATION ABOUT THE EVALUATOR............................................  23
OTHER INFORMATION..........................................................  24
LEGAL OPINION..............................................................  25
AUDITORS...................................................................  25
SUPPLEMENTAL INFORMATION...................................................  25

Nuveen Defined Portfolios

  This Nuveen Defined Portfolio is one of a series of separate but similar investment companies created by the Sponsor, each of which is designated by a different Series number. The underlying unit investment trust(s) contained in this Series are combined under one Trust Indenture and Agreement. Specific information regarding each Trust is set forth in Part A of this Prospectus. The various Nuveen Defined Portfolios are collectively referred to herein as the "Trusts." This Series was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement dated the Initial Date of Deposit (the "Indenture") between John Nuveen & Co. Incorporated ("Nuveen" or the "Sponsor") and the Trustee.

  The Sponsor has deposited with the Trustee delivery statements relating to contracts for the purchase of the securities described in the applicable Part A of the Prospectus, together with funds represented by an irrevocable letter of credit issued by a major commercial bank in the amount required for their purchase (or the securities themselves). See "Schedule of Investments" in Part A of the Prospectus, for an initial list of the Securities deposited in the applicable Trust. See also, "Primary Risks" and "Risk Factors" in Part A of the Prospectus. As used herein, the term "Securities" means the Securities (including contracts for the purchase thereof) initially deposited in each Trust and described in the related portfolio and any additional equity securities that may be held by a Trust.

  The Trustee has delivered to the Sponsor registered Units which represent ownership of the entire Trust, and which are offered for sale by this Prospectus. Each Unit of a Trust represents a fractional undivided interest in the Securities deposited in such Trust. Units may only be sold in states in which they are registered. To the extent that any Units of any Trust are redeemed by the Trustee, the aggregate value of the Trust's assets will decrease by the amount paid to the redeeming Unitholder, but the fractional undivided interest of each unredeemed Unit in such Trust will increase proportionately. The Sponsor will initially, and from time to time thereafter, hold Units in connection with their offering. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until termination of the Indenture.

  The Trusts employ an indexing strategy and attempt to track the performance of a specific market index. There can be no assurance that a Trust will be able to track the performance of an index because it may be impracticable for the Trust to duplicate or maintain precisely the relative weightings of the common stocks which comprise the related stock index or to purchase all of such stocks. Additionally, an investment in Units of the Trusts includes payment of sales charges, fees and expenses which are not considered in the total return of the related stock index.

  Additional Units of each Trust may be issued at any time by depositing in such Trust additional Securities, contracts to purchase additional Securities together with cash or irrevocable letters of credit, or cash (or a letter of credit) to be applied to purchase additional Securities. As additional Units are issued by a Trust as a result of the deposit of additional Securities, the aggregate value of the Securities in such Trust will be increased and the fractional undivided interest in such Trust represented by each Unit will be decreased. If the Sponsor deposits cash (or a letter of credit), existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the cash deposit and the purchase of the Securities and because each Trust will pay the associated brokerage fees. To minimize this effect, each Trust will attempt to purchase the Securities as close to the evaluation time or as close to the evaluation prices as possible. See "COMPOSITION OF TRUSTS" below.

  The Sponsor may realize a profit (or sustain a loss) as of the opening of business on the Initial Date of Deposit resulting from the difference between the purchase prices of the Securities and the cost of such Securities to the Trust, which is based on the evaluation of the Securities as of the opening of business on the Initial Date of Deposit. (See "Schedule of Investments" in Part A of the Prospectus.) The Sponsor may also be considered to have realized a profit or to have sustained a loss, as the case may be, in the amount of any difference between the cost of the Securities to the Trust (which is based on the Evaluator's determination of the aggregate value of the underlying Securities of the Trust) on the subsequent date(s) of deposit and the cost of such Securities to Nuveen, if applicable.

Composition of Trusts

  Each Trust initially consists of delivery statements relating to contracts to purchase Securities (or of such Securities) as are listed under "Schedule of Investments" in Part A of this Prospectus and, thereafter, of such Securities as may continue to be held from time to time (including certain Securities deposited in the Trust to create additional Units or in substitution for Securities not delivered to a Trust.) To assist the Sponsor in selecting Securities for the Trusts, the Sponsor may use its own resources to pay outside research service providers.

  On the Initial Date of Deposit, the Sponsor delivered to the Trustee Securities or contracts for the purchase thereof for deposit in the Trusts. This initial deposit into each Trust consisted of shares of each of the stocks which comprise the related stock index. During an initial adjustment period, the Sponsor will continue to deposit Securities in a Trust (contracts for the purchase thereof), or cash (or a letter of credit) with instructions to purchase such Securities, until at the end of such period when the Trust contains substantially all of the stocks in the related stock index, in substantially the same weightings as in such index (the "Initial Adjustment Period"). The Sponsor estimates that the Initial Adjustment Period will last no longer than 30 days following the Initial Date of Deposit and could last as little as one day. During the Initial Adjustment Period, the Sponsor intends to create and maintain a Trust portfolio that generally corresponds to the index. In connection with any deposit of Securities, purchase and sale transactions will generally be effected in accordance with a computer optimization program. (See "THE PORTFOLIOS").

  Precise duplication of the relationship among the Securities in the related stock index may not be achieved because it may be economically impracticable or impossible to acquire very small numbers of shares of certain stocks and because of other procedural policies of the Trusts, but correlation between the related stock index and each Trust portfolio is expected to be between .97 and .99 over the life of the Trusts. Correlation is a measure of the extent to which the price of a Trust fluctuates with the price of the index. If a portfolio held all the securities in the index with exactly the same weightings as the index at all times, the correlation would be 1.00. Since a Trust's holdings and weightings will differ for a variety of reasons, the correlation will be less than 1.00. Although correlation is indirectly related to performance, it is not a measure of the extent to which the performance of a Trust will match the performance of the index.

  By investing in those Securities determined by the optimization model in substantially the same proportions which comprise the related stock index, each Trust seeks to produce investment results that generally correspond to the price and yield performance of the equity securities represented by such index over the terms of such Trust. Due to various factors that include, among others: (1) price movements of the various Securities will not duplicate one another, (2) the Sponsor's current intention to purchase shares of the Securities in round lot quantities only, (3) reinvestment of excess proceeds not needed to meet redemptions of Units may not be sufficient to acquire equal round lots of all of the Securities in a Trust and (4) reinvestment of proceeds received from Securities which are no longer components of the related stock index might not result in the purchase of an equal number of shares in any replacement Security, there can be no assurance that this goal will be satisfied. An investment in Units of a Trust should be made with an understanding that each Trust includes payments of sales charges, fees and expenses which may not be considered in public statements of the total return of the related stock index.

  Each Trust consists of (a) the Securities listed under the related portfolio that may continue to be held from time to time in such Trust (b) any additional equity securities acquired and held by such Trust pursuant to the provisions of the Indenture and (c) any cash held in the Income and Capital Accounts of such Trust. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities. However, should any contract for the purchase of any of the Securities initially deposited hereunder fail, the Sponsor will, unless substantially all of the moneys held in a Trust to cover such purchase are reinvested in substitute Securities in accordance with the Indenture, refund the cash and sales charge attributable to such failed contract to all Unitholders on the next distribution date.

  Litigation. Except as provided in Part A of the Prospectus, to the best knowledge of the Sponsor, there is no litigation pending as of the Initial Date of Deposit in respect of any Securities which might reasonably be expected to have a material adverse effect on any of the Trusts. It is possible that after the Initial Date of Deposit, litigation may be initiated with respect to Securities in any Trust or current litigation may have unexpected results. The Sponsor is unable to predict whether any such litigation may have such results or may be instituted, or if instituted, whether any such litigation might have a material adverse effect on the Trusts.

  Unitholders will be unable to dispose of any of the Securities in a Trust and will not be able to vote the Securities. As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in a Trust and will vote such stocks in accordance with the instructions of the Sponsor.

  The value of the Securities will fluctuate over the life of a Trust and may be more or less than the value at the time they were deposited in such Trust. The Securities may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these Securities, including the impact of the Sponsor's purchase and sale of Securities (especially during the primary offering period of Units of a Trust) and other factors.

  Whether or not the Securities are listed on a securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Trust may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsor. The price at which the Securities may be sold to meet redemptions and the value of a Trust will be adversely affected if trading markets for the Securities are limited or absent. There can be no assurance that a Trust will achieve its investment objectives.

  Year 2000 Problem. Like other investment companies, financial and business organizations and individuals around the world a Trust could be adversely affected if the computer systems used by the Sponsor or Trustee or other service providers to such Trust do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Sponsor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by a Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to a Trust.

  The Year 2000 Problem is expected to impact corporations and other parties, which may include issuers of the Securities contained in a Trust, to varying degrees based upon various factors, including, but not limited to, their industry sector and degree of technological sophistication. The Sponsor is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the Securities contained in a Trust.

  Legislation. At any time after the Initial Date of Deposit, legislation may be enacted, with respect to the Securities in a Trust or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in a Trust. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Trust or will not impair the ability of the issuers of the Securities to achieve their business goals.

The Portfolios

  Each Trust portfolio will consist of as many of the components of the related stock index as is feasible in order to seek to achieve the respective Trust's goal of attempting to provide investment results that duplicate substantially the total return of the index. Following the Initial Adjustment Period, each Trust is expected to be invested in no less than 95% of the stocks comprising the related index. Although it may be impracticable for a Trust to own certain of such stocks at any time, the Sponsor expects to maintain a correlation between each Trust portfolio and that of the related index of between .97 and .99. Adjustments to a Trust portfolio will generally be made on an ongoing basis in accordance with a computer optimization program which uses a number of factors, including cash flows, risk, historical correlation between the underlying stocks in the applicable index and the index itself and transaction costs in an attempt to produce the optimal correlation with the applicable index. The Trust may invest in new Securities in several circumstances, that include, in connection with the creation of additional Units, as companies are dropped from or added to such index, and as Securities are sold to meet redemptions or to pay for sales charges and expenses. These adjustments will be made as practicable generally in accordance with computer program output showing which of the Securities are under- or over-represented in a Trust portfolio. Adjustments may also be made from time to time to maintain the appropriate correlation between a Trust and the related index. The proceeds from any sale may be distributed or invested in those Securities which the computer program indicates are under-represented based upon the computer optimization program. See "INVESTMENT SUPERVISION."

  Due to changes in the composition of the applicable index, adjustments to a Trust portfolio may be made from time to time. It is anticipated that most of such changes in the applicable indices will occur as a result of merger or ac-quisition activity. In such cases, a Trust, as a shareholder of an issuer which is the object of such merger or acquisition activity, will presumably receive various offers from potential acquirers of the issuer. The Trustee is not permitted to accept any such offers until such time as the issuer has been removed from the related index. Since, in most cases, an issuer is removed from an index only after the consummation of a merger or acquisition, it is anticipated that the Trusts will generally acquire, in exchange for the stock of the deleted issuer, the consideration that is being offered to shareholders of that issuer who have not tendered their shares prior to that time. Any cash received as consideration in such transactions will generally be reinvested in the Securities as determined by the computer program output. Any Securities received as consideration which are not included in the related index will generally be sold as soon as practicable and will also generally be reinvested in accordance with the computer optimization program.

  The Sponsor does not anticipate purchasing or selling stock in quantities which are not economically practicable. In addition, certain Securities may not be available in the quantities specified by the computer program. For these reasons, among others, precise duplication of the proportionate rela-tionships in the related index may not be possible. See "INVESTMENT SUPERVI-SION."

Dow Jones Licensing Agreement

  The Sponsor has entered into a license agreement with Dow Jones & Company, Inc. ("Dow Jones") (the "License Agreement"), under which the Dow Jones Global Titans Index Portfolio and the Dow Jones Internet Index Portfolio (through the Sponsor) are granted a license to use the trademarks, service marks and trade names Dow Jones Industrial AverageSM, DJIASM, Dow Jones Global Titans IndexSM, DJInetSM, and Dow Jones Internet IndexSM solely in materials relating to the creation and issuance, marketing and promotion of the Trusts and in accordance with any applicable federal and state securities law to indicate the source of the indices as a basis for determining the composition of a Trust's portfolio. As consideration for the grant of the license, each Trust will pay to Dow Jones an annual fee. If an index ceases to be compiled or made available or the anticipated correlation between the Trust and such index is not maintained, the Sponsor may direct that the applicable Trust continue to be operated using the index as it existed on the last date on which it was available or may direct that the Indenture be terminated.

  Neither the Trusts nor the Unitholders are entitled to any rights whatsoever under the foregoing licensing arrangements or to use any of the covered trademarks or to use the indices, except as specifically described herein or as may be specified in the Indenture or the License Agreement.

  The Trusts are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of the Trusts or any member of the public regarding the advisability of in-vesting in securities generally or in the Trusts particularly. Dow Jones' only relationship to the Licensee is the licensing of certain trademarks, trade names and service marks of Dow Jones, and of the Dow Jones Global Titans IndexSM and the Dow Jones Internet IndexSM which are determined, composed and calculated by Dow Jones without regard to the Licensee or the Trusts. Dow Jones has no obligation to take the needs of the Licensee or the owners of the Trusts into consideration in determining, composing or calculating the Dow Jones Global Titans IndexSM or the Dow Jones

Internet IndexSM. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Trusts to be issued or in the determination or calculation of the equation by which the Trusts are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Trusts.

  DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES GLOBAL TITANS INDEXSM OR THE DOW JONES INTERNET INDEXSM OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE TRUSTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES GLOBAL TITANS INDEXSM OR THE DOW JONES INTERNET INDEXSM OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES GLOBAL TITANS INDEXSM OR THE DOW JONES INTERNET INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Dow Jones Global Titans Index Portfolio

  Among today's many different investment philosophies and trading strategies, two are becoming increasingly popular. The first is the move toward large, es-pecially blue-chip, stocks: one example of this phenomenon was investors' so-called "Flight to Quality" in 1998 amid global financial turbulence. Market leaders are favored by investors for their stability: corporate giants with financial strength and market dominance usually exhibit lower volatility. Moreover, large-cap stocks have significantly outperformed the broad market over the past decade.

  The second growing trend is the move toward global markets. More investors are seeking to capitalize on the benefits of investing globally, in part be-cause after a nine-year continuous expansion of the U.S. economy, many ana-lysts now predict that the greatest opportunities lie abroad.

  With these trends in mind, Dow Jones Indexes sought to create an index whose constituents meet the following criteria: stable earnings potential, broad global exposure, and relatively low risk and price volatility, particularly in times of market corrections and downturns. The DJGT was developed in response to these needs. The 50 constituents of this new index are some of the world's most well known and well established blue-chip companies, and provide consid-erable exposure to global markets.

  The major characteristics and key benefits of the Dow Jones Global Titans Index can be summarized into the following nine points:

  1. Market leadership

  2. Multinational exposure

  3. Global diversification

  4. High liquidity

  5. Low turnover

  6. Sufficient Market coverage

  7. Competitive performance

  8. Independent characteristics

  9. Systematic procedures

Dow Jones Global Titans Index Selection Process:

1. The Dow Jones Global Index (DJGI) serves as the Universe, or Initial Pool, for the Dow Jones Global Titans Index. Using the DJGI as the Initial Pool assures sufficient distribution of stocks across countries, regions, eco-nomic sectors and industry groups.

2. All companies in the Initial Pool are sorted in descending order by weighted average market value. The weighted average market value is calcu-lated with respect to data for the past four quarters, giving the greatest weight to the most recent quarter: a weight of 4 is assigned to the most recent quarter, 3 to the previous quarter, etc.

3. From the weighted average market value ranking, the top 100 companies are selected to comprise the Final Pool.

4. Eliminated from the Final Pool are any companies that clearly are not "Global"--those that do not generate any revenue from foreign markets.

5. Companies remaining in the Final Pool are ranked separately by each of five fundamental measures: assets, book value, sales/revenue, net profit and foreign sales.

6. A final ranking of the companies in the Final Pool is generated by equally weighting each of the five fundamental measure rankings and the weighted average market cap ranking. To break any ties in the final ranking, the weighted average market value ranking is used.

7. From the final ranking, the top 50 stocks are selected as Index Components. A capitalization-weighted approach is used to calculate the index value.

Dow Jones Internet Index Portfolio

  Dow Jones Indexes has created the Dow Jones Internet Index (DJII) to bring an ordered perspective to the seeming chaos of Internet stocks. Rather than assembling a grab-bag of stocks that have some connection with the Internet, no matter how little or how vague, Dow Jones has built an equity benchmark in-dex of companies that generate the majority of their revenues from the Internet. The rules for selecting stocks and maintaining the index over time assure that the Dow Jones Internet Index will remain focused on the companies whose fortunes are truly intertwined with this fast-growing lane on the Infor-mation Highway.

  The Dow Jones Internet Index is comprised of two sub-groups, Internet Com-merce and Internet Services, reflecting the basic distinction between the types of companies that are dependent on Internet business for their liveli-hoods.

  . Internet Commerce: This group represents companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a World Wide Web site.

  . Internet Services: This group represents companies that derive the majority of their revenues from providing access to the Internet or providing enabling services to people using the Internet.

  Initially, the Dow Jones Internet Commerce Index consists of 15 components and the Dow Jones Internet Services Index has 25 components, totaling 40 is-sues for the Dow Jones Internet Index. However, the roster of Internet Com-merce and Internet services companies is growing monthly. In time, it will be necessary to expand the indexes to meet the goal of representing 80% of the Internet equity universe. The indexes will be expanded in increments of five stocks to meet coverage guidelines.

Index Methodology

  The Dow Jones Internet Index is designed and maintained according to a set of rules that were devised with the goal of providing clear, accurate views of this emerging market segment. Here are the key rules that make the Dow Jones Internet Index a standard for the investment community:

  . For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet.

  . To be eligible for the DJII, a stock issued through an initial public offering must have a minimum of three months trading history. Spin-offs require this history only if the parent stock has been trading for less than three months.

  . An index-eligible stock also must have:

  . Three-month average market capitalization of at least $100 million,

  . Three-month average closing price above $10 (for new components), and

  . Sufficient trading activity to pass liquidity tests.

  . Index components are selected in descending order of an equal combination of market capitalization and trading volume (three-month averages for both factors).

  . The indexes are weighted by market capitalization, except that a ceiling is imposed on very large stocks. Their market values are limited to no more than 10% of the Dow Jones Internet Commerce and Internet Services Indexes.

  . The indexes will be reviewed quarterly. Changes will take effect on the 3rd Friday of March, June, September and December.

  . New components are not eligible to be displaced from the index for a period of six months following their addition, except in cases of the companies being acquired.

  . Non-components must rank in the top 2/3rds of components at the time of the quarterly review to replace an existing component.

  . The Dow Jones Internet Index is based at 100 as of June 30, 1998. Index history dates back to June 30, 1997.

Public Offering Price

  The Public Offering Price of the Units is based on the aggregate underlying value of the Securities in a Trust (generally determined by the closing sale prices of listed Securities and the ask prices of over-the-counter traded Securities), plus or minus cash, if any, in the Income and Capital Accounts of the Trust. If Units are purchased after the first deferred sales charge payment specified in "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus, the Public Offering Price includes an upfront sales charge equal to the difference between the maximum sales charge (as set forth in Part A of the Prospectus) per Unit and the maximum remaining deferred sales charge (as set forth in Part A of the Prospectus) and is rounded to the nearest cent. In addition, a portion of the Public Offering Price during the initial offering period also consists of Securities in an amount sufficient to pay for all or a portion of the costs incurred in establishing a Trust, including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of each Trust portfolio, the initial evaluation, legal fees, the initial fees and expenses of the Trustee and any non-material out-of-pocket expenses.

  The Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for the Trust's organization costs will be purchased in the same proportionate relationship as all the Securities contained in the Trust. Securities will be sold to reimburse the Sponsor for the Trust's organization costs at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period (a significantly shorter time period than the life of the Trust). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, there may be a decrease in the value of the Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for the Trust organization costs, the Trustee will sell additional Securities to allow the Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed the amount per Unit set forth for the Trusts in "Statement of Condition," this will result in a greater effective cost per Unit to Unitholders for the reimbursement to the Sponsor. See "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus.

  Commencing on those dates set forth under "Risk/Return Summary--Fees and Expenses" in Part A of this Prospectus, a deferred sales charge in an amount described in Part A of the Prospectus will be assessed per Unit per applicable month. The deferred sales charges will be paid from funds in the Capital Account, if sufficient, or from the periodic sale of Securities. A pro rata share of accumulated dividends, if any, in the Income Account from the preceding Record Date to, but not including, the settlement date (normally three business days after purchase) is added to the Public Offering Price. The total maximum sales charge assessed to Unitholders on a per Unit basis will be the amount set forth in "Risk/Return Summary--Fees and Expenses" "in Part A of the Prospectus. See "UNIT VALUE AND EVALUATION."

  The sales charge applicable to quantity purchases is reduced on a graduated scale as set forth in Part A of this Prospectus. For purposes of calculating the applicable sales charge, purchasers who have indicated their intent to purchase a specified amount of Units of any Nuveen unit investment trust in the primary or secondary offering period by executing and delivering a letter of intent to the Sponsor, which letter of intent must be in a form acceptable to the Sponsor and shall have a maximum duration of thirteen months, will be eligible to receive a reduced sales charge according to the graduated scale provided in Part A of this Prospectus, based on the amount of intended aggregate purchases as expressed in the letter of intent. For purposes of letter of intent calculations, units of equity products are valued at $10 per unit. Due to administrative limitations and in order to permit adequate tracking, the only secondary market purchases that will be permitted to be applied toward the intended specified amount and that will receive the corresponding reduced sales charge are those Units that are acquired through or from the Sponsor. By establishing a letter of intent, a Unitholder agrees that the first purchase of Units following the execution of such letter of intent will be at least 5% of the total amount of the intended aggregate purchases expressed in such Unitholder's letter of intent. Further, through the establishment of the letter of intent, such Unitholder agrees that Units representing 5% of the total amount of the intended purchases will be held in escrow by the Trustee pending completion of these purchases. All distributions on Units held in escrow will be credited to such Unitholder's account. If total purchases prior to the expiration of the letter of intent period equal or exceed the amount specified in a Unitholder's letter of intent, the Units held in escrow will be transferred to such Unitholder's account. A Unitholder who purchases Units during the letter of intent period in excess of the number of Units specified in a Unitholder's letter of intent, the amount of which would cause the Unitholder to be eligible to receive an additional sales charge reduction, will be allowed such additional sales charge reduction on the purchase of Units which caused the Unitholder to reach such new breakpoint level and on all additional purchases of Units during the letter of intent period. If the total purchases are less than the amount specified, the Unitholder involved must pay the Sponsor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied; the Unitholder will, however, be entitled to any reduced sales charge qualified for by reaching any lower breakpoint level. If such Unitholder does not pay the additional amount within 20 days after written request by the Sponsor or the Unitholder's securities representative, the Sponsor will instruct the Trustee to redeem an appropriate number of the escrowed Units to meet the required payment. By establishing a letter of intent, a Unitholder irrevocably appoints the Sponsor as attorney to give instructions to redeem any or all of such Unitholder's escrowed Units, with full power of substitution in the premises. A Unitholder or his securities representative must notify the Sponsor whenever such Unitholder makes a purchase of Units that he wishes to be counted towards the intended amount.

  Pursuant to the terms of the Indenture, the Trustee may terminate a Trust if the net asset value of such Trust, as shown by any evaluation, is less than 20% of the total value of the Securities deposited in the Trust during the primary offering period of the Trust.

  At all times while Units are being offered for sale, the Trustee will appraise or cause to be appraised daily the value of the underlying Securities in each Trust as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the New York Stock Exchange (the "Exchange") is scheduled in advance to close at such earlier time and will adjust the Public Offering Price of the Units commensurate with such appraisal ("Evaluation Time"). Such Public Offering Price will be effective for all orders received by a dealer or the Sponsor at or prior to 4:00 p.m. eastern time on each such day or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time. Orders received after that time, or on a day when the Exchange is closed for a scheduled holiday or weekend, will be held until the next determination of price.

  The graduated sales charges set forth in the table provided in Part A of this Prospectus will apply on all applicable purchases of Nuveen investment company securities on any one day by the same purchaser in the amounts stated, and for this purpose purchases of a Trust will be aggregated with concurrent purchases of any other Nuveen unit investment trust or of shares of any open-end management investment company of which the Sponsor is principal underwriter and with respect to the purchase of which a sales charge is imposed. Purchases by or for the account of individuals and their spouses, parents, children, grandchildren, grandparents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings ("immediate family members") will be aggregated to determine the applicable sales charge. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

  Units may be purchased with the applicable reduced sales charge provided for "Wrap Account Purchases" under "How to Buy and Sell Units" in Part A of the Prospectus or herein by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors, (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates, and (5) officers or directors and bona fide, full-time employees of Nuveen, Nuveen Advisory Corp., Nuveen Institutional Advisory Corp., Rittenhouse Financial Services, Inc., The John Nuveen Company, and Dow Jones & Company, Inc. ("Dow Jones"), including in each case these individuals and their spouses, minor children, and parents, however, purchases by parents and individuals associated with Dow Jones must be made through a registered broker-dealer and (6) any person who for at least 90 days, has been an officer, director or bona fide employee of any vendor who provides services to the Sponsor and who purchases Units through a registered broker-dealer (collectively, the "Discounted Purchases"). Notwithstanding anything to the contrary in this Prospectus, investors who purchase Units as described in this paragraph will not receive sales charge reductions for quantity purchases.

  Whether or not Units are being offered for sale, the Trustee will determine or cause to be determined the aggregate value of each Trust as of 4:00 p.m. eastern time: (i) on each June 30 or December 31 (or, if such date is not a business day, the last business day prior thereto), (ii) on any day on which a Unit is tendered for redemption (or the next succeeding business day if the date of tender is a non-business day) and (iii) at such other times as may be necessary. For this purpose, a "business day" shall be any day on which the Exchange is normally open. (See "UNIT VALUE AND EVALUATION.")

Market for Units

  During the initial public offering period, the Sponsor intends to offer to purchase Units of each Trust at a price based upon the pro rata share per Unit of the aggregate underlying value of the Securities in such Trust (generally determined by the closing sale prices of listed Securities and the ask prices of over-the-counter traded Securities). Afterward, although it is not obligated to do so, the Sponsor may maintain a secondary market for Units of each Trust at its own expense and continuously offer to purchase Units of each Trust at prices, subject to change at any time, which are based upon the aggregate underlying value of the Securities in a Trust (generally determined by the closing sale prices of listed Securities and the bid prices of over-the-counter traded Securities). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the price at which the Sponsor expects to repurchase Units (the "Sponsor's Repurchase Price") includes estimated organization costs per Unit. After such period, the Sponsor's Repurchase Price will not include such estimated organization costs. See "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus. Unitholders who wish to dispose of their Units should inquire of the Trustee or their broker as to the current Redemption Price. Units subject to a deferred sales charge which are sold or tendered for redemption prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the amount of the remaining deferred sales charge at the time of sale or redemption.

  Certificates, if any, for Units are delivered to the purchaser as promptly after the date of settlement (three business days after purchase) as the Trustee can complete the mechanics of registration, normally within 48 hours after registration instructions are received. Purchasers of Units to whom Certificates are issued will be unable to exercise any right of redemption until they have received their Certificates, properly endorsed for transfer. (See "REDEMPTION.")

Evaluation of Securities at the Initial Date of Deposit

  The prices at which the Securities deposited in the Trusts would have been offered to the public on the business day prior to the Initial Date of Deposit were determined by the Trustee.

  The amount by which the Trustee's determination of the aggregate value of the Securities deposited in the Trusts was greater or less than the cost of such Securities to the Sponsor was profit or loss to the Sponsor. (See Part A of this Prospectus.) The Sponsor also may realize further profit or sustain further loss as a result of fluctuations in the Public Offering Price of the Units. Cash, if any, made available to the Sponsor prior to the settlement date for a purchase of Units, or prior to the acquisition of all Portfolio securities by a Trust, may be available for use in the Sponsor's business, and may be of benefit to the Sponsor.

Tax Status

  Each Trust has elected and intends to qualify on a continuing basis for special federal income tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If a Trust so qualifies and timely distributes to Unitholders 90% or more of its taxable income (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on the portion of its taxable income (including any net capital gain) that it distributes to Unitholders. In addition, to the extent a Trust timely distributes to Unitholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." Because the Trusts intend to timely distribute their taxable income (including any net capital gain), it is anticipated that the Trusts will not be subject to Federal income tax or the excise tax.

  Distributions to Unitholders of a Trust's income, other than distributions which are designated as capital gain dividends, will be taxable as ordinary income to Unitholders, except that to the extent that distributions to a Unitholder in any year exceed the Trust's current and accumulated earnings and profits, they will be treated as a return of capital and will reduce the Unitholder's basis in his Units and, to the extent that they exceed his basis, will be treated as a gain from the sale of his Units as discussed below. Al-though distributions generally will be treated as distributed when paid, dis-tributions declared in October, November or December, payable to Unitholders of record on a specified date in one of those months and paid during January of the following year will be treated as having been distributed by a Trust (and received by the Unitholders) on December 31 of the year such distribu-tions are declared.

  Distributions of a Trust's net capital gain which are properly designated as capital gain dividends by the Trust will be taxable to Unitholders as long-term capital gain, regardless of the length of time the Units have been held by a Unitholder. A Unitholder may recognize a taxable gain or loss if the Unitholder sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will generally be a capital gain or loss, except in the case of a dealer or a financial institu-tion. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capi-tal gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is generally subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for pur-poses for determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Note that if a Unitholder holds Units for six months or less and subse-quently sells such Units at a loss, the loss will be treated as a long-term capital loss to the extent that any long-term capital gain distribution is made with respect to such Units during the six-month period or less that the Unitholder owns the Units.

  The Taxpayer Relief Act of 1997 includes provisions that treat certain trans-actions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recog-nition of gain (but not loss) and for purposes of determining the holding peri-od. Unitholders should consult their own tax advisers with regard to any such constructive sales rules.

  In addition, it should be noted that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are consid-ered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their invest-ment in Units.

  Generally, the tax basis of a Unitholder includes sales charges, and such charges are not deductible. A portion of the sales charge for the Trust is de-ferred. It is possible that for federal income tax purposes a portion of the deferred sales charge may be treated as interest which would be deductible by a Unitholder subject to limitations on the deduction of investment interest. In such case, the non-interest portion of the deferred sales charge would be added to the Unitholder's tax basis in his Units. In any case the income (or proceeds from redemption) a Unitholder must take into account for federal income tax purposes is not reduced by amounts deducted to pay the deferred sales charge.

  Distributions which are taxable as ordinary income to Unitholders will con-stitute dividends for federal income tax purposes. When Units are held by cor-porate Unitholders, Trust distributions may qualify for the 70% dividends-re-ceived deduction, subject to the limitations otherwise applicable to the avail-ability of the deduction, to the extent the distribution is attributable to dividends received by a Trust from United States corporations (other than real estate investment trusts) and is designated by a Trust as being eligible for such deduction. To the extent dividends received by a Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends-received deduction with respect to its pro rata portion of such divi-dends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Each Trust will provide each Unitholder with information annually concerning what part of the Trust's distributions are eligible for the dividends received deduction.

  The Trust may elect to pass through to the Unitholders the foreign income and similar taxes paid by the Trust in order to enable such Unitholders to take a credit (or deduction) for foreign income taxes paid by the Trust. If such an election is made, Unitholders of the Trust, because they are deemed to own a pro rata portion of the foreign securities held by the Trust, must include in their gross income, for federal income tax purposes, both their portion of div-idends received by the Trust and also their portion of the amount which the Trust deems to be the Unitholders' portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the Trust from its foreign investments. Unitholders may then subtract from their federal income tax the amount of such taxes withheld, or else treat such foreign taxes as deductions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduc-tion is subject to certain limitations. The 1997 Act imposes a required holding period for such credits. Unitholders should consult their tax advisers regard-ing this election and its consequences to them.

  Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Trust so long as the Units of a Trust are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the Units of a Trust are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other noncorporate) Unitholders in excess of the distribu-tions received from the Trust.

  Distributions reinvested into additional Units of a Trust will be taxed to a Unitholder in the manner described above (i.e., as ordinary income, long-term capital gain or as a return of capital).

  Under certain circumstances a Unitholder may be able to request an in kind distribution upon termination of the Trust. See "Redemption." Unitholders electing an in kind distribution of shares of Securities should be aware that the exchange is subject to taxation and Unitholders will recognize gain or loss (subject to various nonrecognition provisions under the Code) based on the value of the Securities received. Investors electing an in kind distribution should consult their own tax advisers with regard to such transaction.

  The federal tax status of each year's distributions will be reported to Unitholders and to the Internal Revenue Service. Each Unitholder will be re-quested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when re-quested, distributions by the Trust to such Unitholder (including amounts re-ceived upon the redemption of Units) will be subject to back-up withholding.

  The foregoing discussion relates only to the federal income tax status of the Trusts and to the tax treatment of distributions by a Trust to United States Unitholders.

  A Unitholder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from a Trust which constitute dividends for Federal income tax purposes (other than dividends which a Trust designates as capital gain divi-dends) will be subject to United States income taxes, including withholding taxes. However, distributions received by a foreign investor from a Trust that are designated by the Trust as capital gain dividends should not be subject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met: (i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year, and (iii) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Sponsor to obtain a Form W-8 which must be filed with the Trustee and refiled every three calendar years thereafter). Foreign investors should consult their tax advisors with re-spect to United States tax consequences of ownership of Units. Units in a Trust and Trust distributions may also be subject to state and local taxation and Unitholders should consult their tax advisors in this regard.

  Unitholders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker-dealers for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans estab-lished.

Retirement Plans

  Units of the Trusts may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. Generally the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

Trust Operating Expenses

  No annual advisory fee is charged to the Trusts by the Sponsor. The Sponsor and/or its affiliates do, however, receive an annual fee as set forth in "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus for maintaining surveillance over the portfolio and for performing certain administrative services for the Trusts (the "Sponsor's Supervisory Fee"). In providing such supervisory services, the Sponsor may purchase research from a variety of sources, which may include dealers of the Trusts. If so provided in Part A of the Prospectus, the Sponsor may also receive an annual fee for providing bookkeeping and administrative services for a Trust (the "Bookkeeping and Administrative Fee"). Such services include, but are not limited to, the preparation of comprehensive tax statements and providing account information to the Unitholders. If so provided in Part A of the Prospectus, the Evaluator may also receive an annual fee for performing evaluation services for the Trusts (the "Evaluator's Fee"). In addition, if so provided in Part A of the Prospectus, a Trust may be charged an annual licensing fee to cover licenses for the use of service marks, trademarks and trade names and/or for the use of databases and research. Estimated annual Trust expenses are as set forth in Part A of this Prospectus; if actual expenses are higher than the estimate, the excess will be borne by the Trust. The estimated expenses do not include the brokerage commissions and other transactional fees payable by the Trust in purchasing and selling Securities.

  The Trustee receives for ordinary recurring services an annual fee for each Trust as set forth in "Risk/Return Summary--Fees and Expenses" appearing in Part A of this Prospectus. The Trustee's Fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions). In addition, the Sponsor's Supervisory Fee, Bookkeeping and Administrative Fee, Evaluator's Fee and the Trustee's Fee may be adjusted in accordance with the cumulative percentage increase of the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent of Shelter" since the establishment of the Trusts. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for a Trust, but at no time will the total amount received for such services, in the aggregate, rendered to all unit investment trusts of which John Nuveen & Co. Incorporated is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliates of supplying such services, in the aggregate, in such year. The Trustee has the use of funds, if any, being held in the Income and Capital Accounts of each Trust for future distributions, payment of expenses and redemptions. These Accounts are non-interest bearing to Unitholders. Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein. Part of the Trustee's compensation for its services to the Trusts is expected to result from such use of these funds.

  The following are additional expenses of the Trusts and, when paid by or are owed to the Trustee, are secured by a lien on the assets of the Trust or Trusts to which such expenses are allocable: (1) the expenses and costs of any action undertaken by the Trustee to protect the Trusts and the rights and interests of the Unitholders; (2) all taxes and other governmental charges upon the Securities or any part of the Trusts (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture, all disbursements and expenses, including counsel fees (including fees of counsel which the Trustee may retain) sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. The expenses are paid monthly and the Trustee is empowered to sell Securities in order to pay these amounts if funds are not otherwise available in the applicable Income and Capital Accounts.

  Unless the Sponsor determines that an audit is not required, the Indenture requires each Trust to be audited on an annual basis at the expense of the Trust by independent public accountants selected by the Sponsor. The Trustee shall not be required, however, to cause such an audit to be performed if its cost to a Trust shall exceed $.05 per Unit on an annual basis. Unitholders of a Trust covered by an audit may obtain a copy of the audited financial statements upon request.

Investment Supervision

  The Trusts are unit investment trusts and are not "actively managed" funds. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The portfolios of the Trusts, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its Securities from the portfolio.

  As a general rule, purchases and sales that will be made with respect to a Trust's portfolio will be those that seek to maintain, to the extent feasible, a portfolio which reflects the current components of the stock index, taking into consideration redemptions, sales of additional Units, cash flows, expenses and the other factors referred to elsewhere in this Prospectus. See "THE PORTFOLIOS." Such purchases and sales will generally be made in accordance with the computer program utilized to maintain the related portfolio, the Indenture and procedures to be specified by the Sponsor. The Sponsor or its designated agent may direct the Trustee to dispose of Securities and either to acquire other Securities through the use of the proceeds of such disposition in order to make changes in a portfolio, or to distribute the proceeds of such disposition to Unitholders (i) as necessary to reflect any additions to or deletions from the stock index, (ii) as may be necessary to establish a closer correlation between the Trust portfolio and the stock index, (iii) as may be required for purposes of distributing to Unitholders, when required, their pro rata share of any net realized capital gains or income, or (iv) as the Sponsor may otherwise determine. In the event the Trustee receives any Securities or other properties relating to the Securities (other than normal dividends) acquired in exchange for Securities such as those acquired in connection with a reorganization, recapitalization, merger or other transaction, the Trustee is directed to sell such Securities or other property. However, if the Securities received are components of the applicable index, the Sponsor may advise the Trustee to keep such Securities. Any proceeds received in an exchange shall, as the Sponsor or its designee may direct, be reinvested into any Securities included in the applicable index, or distributed to Unitholders. In addition, the Sponsor will instruct the Trustee to dispose of certain Securities and to take such further action as may be needed from time to time to ensure that the Trust continues to satisfy the qualifications of a regulated investment company, including the requirements with respect to diversification under Section 851 of the Internal Revenue Code, and as may be needed from time to time to avoid the imposition of any excise or income tax on the Trust as a regulated investment company. All purchases and sales are made by the Trustee at the direction of the Sponsor or its designated agent. The Trustee has no responsibility for the composition of the Trust portfolio or for loss resulting from any transaction directed by the Sponsor or its agent. When directed by the Sponsor, the Trustee, or an affiliate, will enter into foreign exchange transactions with the Trust and may benefit from such transactions in the ordinary course of its foreign exchange business.

  Proceeds from the sale of Securities (or any securities or other property received by a Trust in exchange for Securities) are generally credited to the Capital Account for distribution to Unitholders, to meet redemptions or for reinvestment into additional Securities in accordance with the optimization program. The Trustee may also sell Securities, designated by the Sponsor or its designated agent, from a Trust for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses. The Sponsor may consider sales of Units of unit investment trusts which it sponsors in making recommendations to the Trustee as to the selection of broker/dealers to execute a Trust's portfolio transactions.

Distributions to Unitholders

  The Trustee will distribute any net income received with respect to any of the Securities in a Trust on or about the Income Distribution Dates to Unitholders of record on the preceding Income Record Date. See "Distributions" in Part A of this Prospectus. Persons who purchase Units will commence receiving distributions only after such person becomes a Record Owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker/dealer. Proceeds received on the sale of any Securities in a Trust, to the extent not used to meet redemptions of Units, pay the deferred sales charge or pay expenses will be distributed on the Capital Distribution Date to Unitholders of record on the Capital Record Date, unless such amounts are reinvested into additional Securities. The Trustee is not required to pay interest on funds held in the Capital Account of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds). A Unitholder's pro rata portion of the Capital Account, less expenses, will be distributed as part of the final liquidation distribution. In addition, because the Trusts have elected to be taxed as "regulated investment companies," the Trustee may make such distributions to Unitholders as may be necessary or desirable to maintain the status of the Trusts as regulated investment companies or to avoid the imposition of any excise or income tax on a Trust.

  It is anticipated that the deferred sales charge will be collected from the Capital Account of the Trusts and that amounts in the Capital Account will be sufficient to cover the cost of the deferred sales charge. To the extent that amounts in the Capital Account are insufficient to satisfy the then current deferred sales charge obligation, Securities may be sold to meet such shortfall. Distributions of amounts necessary to pay the deferred portion of the sales charge will be made to an account designated by the Sponsor for purposes of satisfying a Unitholder's deferred sales charge obligations.

  Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of any distribution made by a Trust if the Trustee has not been furnished the Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder under certain circumstances by contacting the Trustee, otherwise the amount may be recoverable only when filing a tax return. Under normal circumstances, the Trustee obtains the Unitholder's tax identification number from the selling broker. However, a Unitholder should examine his or her statements from the Trustee to make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one should be provided as soon as possible.

  Within a reasonable time after a Trust is terminated, each Unitholder will, upon surrender of his Units for redemption, receive (i) the pro rata share of the amounts realized upon the disposition of Securities, and (ii) a pro rata share of any other assets of such Trust, less expenses of such Trust.

  The Trustee will credit to the Income Account of a Trust any dividends received on the Securities therein. All other receipts (e.g., return of capital, etc.) are credited to the Capital Account of a Trust.

  The Trustee may establish reserves (the "Reserve Account") within a Trust for state and local taxes, if any, and any governmental charges payable out of such Trust.

  Distribution Reinvestment. Any Unitholder may elect to have each distribu-tion of income on his Units, other than the final liquidating distribution in connection with the termination of a Trust, automatically reinvested in addi-tional Units of such Trust. Each person who purchases Units of a Trust may elect to participate in the reinvestment option by notifying the Trustee in writing of their election. Reinvestment may not be available in all states. So long as the election is received by the Trustee at least 10 days prior to the Record Date for a given distribution, each subsequent distribution of income and/or capital, as selected by the Unitholder, will be automatically applied by the Trustee to purchase additional Units of a Trust. The remaining deferred sales charge payments will be assessed on Units acquired pursuant to reinvest-ment. It should be remembered that even if distributions are reinvested, they are still treated as distributions for income tax purposes.

Accumulation Plan

  The Sponsor is also the principal underwriter of several open-end mutual funds (the "Accumulation Funds") into which Unitholders may choose to reinvest Trust distributions. Unitholders may elect to reinvest income and capital distributions automatically, without any sales charge. Each Accumulation Fund has investment objectives which differ in certain respects from those of the Trusts and may invest in Securities which would not be eligible for deposit in the Trusts. Further information concerning the Accumulation Plan and a list of Accumulation Funds is set forth in the Information Supplement of this Prospectus, which may be obtained by contacting the Trustee at 800-257-8787.

  Participants may at any time, by so notifying the Trustee in writing, elect to change the Accumulation Fund into which their distributions are being reinvested, to change from capital only reinvestment to reinvestment of both capital and income or vice versa, or to terminate their participation in the Accumulation Plan altogether and receive future distributions on their Units in cash. Such notice will be effective as of the next Record Date occurring at least 10 days after the Trustee's receipt of the notice. There will be no charge or other penalty for such change of election or termination. The character of Trust distributions for income tax purposes will remain unchanged even if they are reinvested in an Accumulation Fund.

Reports to Unitholders

  The Trustee shall furnish Unitholders of a Trust in connection with each distribution, a statement of the amount of income, if any, and the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person, who at any time during the calendar year was a registered Unitholder of a Trust, a statement with respect to such Trust that provides (1) a summary of transactions in the Trust for such year; (2) any Security sold during the year and the Securities held at the end of such year by the Trust; (3) the redemption price per Unit based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital distributed during such year.

  In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust.

Unit Value and Evaluation

  The value of the Trust is determined by the Trustee on the basis of (1) the cash on hand in the Trust other than cash deposited in the Trust to purchase Securities not applied to the purchase of such Securities; (2) the aggregate value of the Securities held in the Trust, as determined by the Evaluator on the basis of the aggregate underlying value of the Securities in the Trust next computed; (3) dividends receivable on the Securities trading ex-dividend as of the date of computation; and (4) all other assets of the Trust; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges and amounts due the Sponsor or Trustee for indemnification or extraordinary expenses payable out of such Trust for which no deductions had been made for the purpose of additions to the Reserve Account; (2) any amounts owing to the Trustee for its advances; (3) an amount representing estimated accrued expenses of the Trust, including, but not limited to, unpaid fees and expenses of the Trustee (including legal fees) and the Sponsor; (4) amounts representing unpaid organization costs; (5) cash held for distribution to Unitholders of record of the Trust or for redemption of tendered Units as of the business day prior to the evaluation being made; and
(6) other liabilities incurred by the Trust. The result of such computation is divided by the number of Units of such Trust outstanding as of the date thereof and rounded to the nearest cent to determine the per Unit value ("Unit Value") of such Trust. The Trustee may determine the aggregate value of the Securities in the Trust in the following manner: if the Securities are listed on a foreign or U.S. securities exchange or The NASDAQ Stock Market, Inc. ("listed Securities"), this evaluation is generally based on the most recent closing sale price prior to the Evaluation Time on that exchange or that system where the Securities are principally traded (if a listed Security is listed on the New York Stock Exchange ("NYSE") the closing sale price on the NYSE shall apply) or, if there is no closing sale price on that exchange or system, at the closing bid prices (ask prices for primary market purchases). If the Securities are not so listed, the evaluation shall generally be based on the current bid prices (ask prices for primary market purchases) on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for valuation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Securities on the bid side of the market or (c) by any combination of the above. For foreign Securities the aggregate underlying value of the Securities during the initial offering period is computed on the basis of the offering side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time. After the initial offering period has ended, the aggregate underlying value of the foreign Securities is computed on the basis of the bid side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time.

  With respect to any Security not listed on a national or foreign exchange or The NASDAQ Stock Market, Inc., or, with respect to a Security so listed but in the unusual circumstance in which the Trustee deems the closing sale price on the relevant exchange to be inappropriate as a basis for valuation, upon the Trustee's request, the Sponsor shall, from time to time, designate one or more evaluation services or other sources of information on which the Trustee shall be authorized conclusively to rely in evaluating such Security, and the Trustee shall have no liability for any errors in the information so received. The cost thereof shall be an expense reimbursable to the Trustee from the Income and Capital Accounts.

Distributions of Units to the Public

  Nuveen, in addition to being the Sponsor, is the sole Underwriter of the Units. It is the intention of the Sponsor to qualify Units of the Trusts for sale under the laws of substantially all of the states of the United States of America.

  Promptly following the deposit of Securities in exchange for Units of the Trusts, it is the practice of the Sponsor to place all of the Units as collateral for a letter or letters of credit from one or more commercial banks under an agreement to release such Units from time to time as needed for distribution. Under such an arrangement the Sponsor pays such banks compensation based on the then current interest rate. This is a normal warehousing arrangement during the period of distribution of the Units to public investors. To facilitate the handling of transactions, sales of Units shall be limited to transactions involving a minimum of either $1,000 or 100 Units ($500 or nearest whole number of Units whose value is less than $500 for IRA purchases), whichever is less. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

  The Sponsor plans to allow a discount to brokers and dealers in connection with the distribution of Units. The amounts of such discounts are set forth in Part A of this Prospectus.

  The Sponsor may maintain a secondary market for Units of each Trust. See "MARKET FOR UNITS."

  The Sponsor reserves the right to change the amount of the dealer concessions set forth in Part A of this Prospectus from time to time.

  Volume incentives can be earned as a marketing allowance by Eligible Dealer Firms who reach cumulative firm sales or sales arrangement levels of a specified dollar amount of Nuveen unit trusts (other than any series of the Nuveen--The Dow 5SM Portfolios and Nuveen--The Dow 10SM Portfolios) sold in the primary or secondary market during any quarter as set forth in the table below. Eligible Dealer Firms are dealers that are providing marketing support for Nuveen unit trusts in the form of 1) distributing or permitting the distribution of marketing materials and other product information, 2) providing Nuveen representatives access to the dealer's branch offices, and 3) generally facilitating the placement of orders by the dealer's registered representatives such as putting Nuveen unit trusts on their order entry screens. Eligible Dealer Firms will not include firms that solely provide clearing services to broker/dealer firms. For purposes of determining the applicable volume incentive rate for a given quarter, the dollar amount of all units sold over the current and three previous quarters (the "Measuring Period") is aggregated. The volume incentive received by the dealer firm will equal the dollar amount of units sold during the current quarter times the highest applicable rate for the Measuring Period. For firms that meet the necessary volume level, volume incentives may be given on all applicable trades originated from or by that firm.

    Total dollar amount sold
     over Measuring Period                            Volume Incentive
   --------------------------                 --------------------------------
   $ 5,000,000 to $ 9,999,999                 0.10% of current quarter sales
   $10,000,000 to $19,999,999                 0.125% of current quarter sales
   $20,000,000 to $49,999,999                 0.1375% of current quarter sales
   $50,000,000 or more                        0.15% of current quarter sales

  Only sales through the Sponsor qualify for volume incentives and for meeting minimum requirements. The Sponsor reserves the right to modify or change the volume incentive schedule at any time and make the determination as to which firms qualify for the marketing allowance and the amount paid.

  Firms are not entitled to receive any dealer concession or volume incentives for any sales made to investors which qualified as Discounted Purchases (as defined in "PUBLIC OFFERING PRICE") during the primary or secondary market. (See "PUBLIC OFFERING PRICE.")

  Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts shown in Part A of the Prospectus under "Dealer Concessions." The Glass-Steagall Act prohibits banks from underwriting Trust Units; the Act does, however, permit certain agency transactions and banking regulators have not indicated that these particular agency transactions are not permitted under the Act. In Texas and in certain other states, any bank making Units available must be registered as a broker-dealer under state law.

Ownership and Transfer of Units

  The ownership of Units is evidenced by registered Certificates unless the Unitholder expressly requests that ownership be evidenced by a book entry position recorded on the books and records of the Trustee. The Trustee is authorized to treat as the owner of Units that person who at the time is registered as such on the books of the Trustee. Any Unitholder who holds a Certificate may change to book entry ownership by submitting to the Trustee the Certificate along with a written request that the Units represented by such Certificate be held in book entry form. Likewise, a Unitholder who holds Units in book entry form may obtain a Certificate for such Units by written request to the Trustee. Units may be held in denominations of one Unit or any multiple or fraction thereof. Fractions of Units are computed to three decimal places. Any Certificates issued will be numbered serially for identification, and are issued in fully registered form, transferable only on the books of the Trustee. Book entry Unitholders will receive a Book Entry Position Confirmation reflecting their ownership.

  Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by Certificate(s), by presenting and surrendering such Certificate(s) to the Trustee, The Chase Manhattan Bank, at 4 New York Plaza, New York, NY 10004-2413, properly endorsed or accompanied by a written instrument or instruments of transfer. The Certificate(s) should be sent registered or certified mail for the protection of the Unitholders. Each Unitholder must sign such written request, and such Certificate(s) or transfer instrument, exactly as his name appears on (a) the face of the Certificate(s) representing the Units to be transferred, or (b) the Book Entry Position Confirmation(s) relating to the Units to be transferred. Such signature(s) must be guaranteed by a guarantor acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Mutilated Certificates must be surrendered to the Trustee in order for a replacement Certificate to be issued. Although at the date hereof no charge is made and none is contemplated, a Unitholder may be required to pay $2.00 to the Trustee for each Certificate reissued or transfer of Units requested and to pay any governmental charge which may be imposed in connection therewith.

Replacement of Lost, Stolen or Destroyed Certificates

  To obtain a new Certificate replacing one that has been lost, stolen, or destroyed, the Unitholder must furnish the Trustee with sufficient indemnification and pay such expenses as the Trustee may incur. This indemnification must be in the form of an Open Penalty Bond of Indemnification. The premium for such an indemnity bond may vary, but currently amounts to 1% of the market value of the Units represented by the Certificate. In the case however, of a Trust as to which notice of termination has been given, the premium currently amounts to 0.5% of the market value of the Units represented by such Certificate.

Redemption

  Unitholders may redeem all or a portion of their Units by (1) making a written request for such redemption (book entry Unitholders may use the redemption form on the reverse side of their Book Entry Position Confirmation) to the Trustee at 4 New York Plaza, New York, NY 10004-2413 (redemptions of 1,000 Units or more will require a signature guarantee), (2) in the case of Units evidenced by a Certificate, by also tendering such Certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signatures guaranteed as explained above, or provide satisfactory indemnity required in connection with lost, stolen or destroyed Certificates and (3) payment of applicable governmental charges, if any. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen. (See "OWNERSHIP AND TRANSFER OF UNITS.") No redemption fee will be charged. A Unitholder may authorize the Trustee to honor telephone instructions for the redemption of Units held in book entry form. Units represented by Certificates may not be redeemed by telephone. The proceeds of Units redeemed by telephone will be sent by check either to the Unitholder at the address specified on his account or to a financial institution specified by the Unitholder for credit to the account of the Unitholder. A Unitholder wishing to use this method of redemption must complete a Telephone Redemption Authorization Form and furnish the Form to the Trustee. Telephone Redemption Authorization Forms can be obtained from a Unitholder's registered representative or by calling the Trustee. Once the completed Form is on file, the Trustee will honor telephone redemption requests by any authorized person. The time a telephone redemption request is received determines the "date of tender" as discussed below. The redemption proceeds will be mailed within three business days following the telephone redemption request. Only Units held in the name of individuals may be redeemed by telephone; accounts registered in broker name, or accounts of corporations or fiduciaries (including among others, trustees, guardians, executors and administrators) may not use the telephone redemption privilege.

  On the third business day following the date of tender, the Unitholder will be entitled to receive in cash for each Unit tendered an amount equal to the Unit Value of such Trust determined by the Trustee, as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, on the date of tender as defined hereafter ("Redemption Price"). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of initial offering period, the Redemption Price per Unit includes estimated organization costs per Unit. After such period, the Redemption Price will not include such estimated organization costs. See "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities on the date of tender. Units subject to a deferred sales charge which are tendered for redemption prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the amount of the remaining deferred sales charge at the time of redemption. In addition, in the event of the death of a Unitholder within the one-year period prior to redemption, any deferred sales charge remaining at the time of redemption shall be waived. Unitholders should check with the Trustee or their broker to determine the Redemption Price before tendering Units.

  The "date of tender" is deemed to be the date on which the request for redemption of Units is received in proper form by the Trustee, except that a redemption request received after 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, or on any day on which the Exchange is normally closed, the date of tender is the next day on which such Exchange is normally open for trading and such request will be deemed to have been made on such day and the redemption will be effected at the Redemption Price computed on that day.

  Under regulations issued by the Internal Revenue Service, the Trustee may be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. For further information regarding this withholding, see "DISTRIBUTIONS TO UNITHOLDERS." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

  Any amounts paid on redemption representing income shall be withdrawn from the Income Account of a Trust to the extent that funds are available for such purpose, or from the Capital Account. All other amounts paid on redemption shall be withdrawn from the Capital Account.

  The Trustee is empowered to sell Securities of a Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. If Securities of a Trust are sold to pay redemptions and there are excess proceeds after meeting redemption requests, the Sponsor, or its designee, may, but is not obligated to, instruct the Trustee to reinvest such excess proceeds in any Securities included in the related stock index.

  The Redemption Price per Unit during the secondary market will be determined on the basis of the Unit Value of a Trust. After the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the Redemption Price will not include estimated organization costs. See "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus. See "UNIT VALUE AND EVALUATION" for a more detailed discussion of the factors included in determining Unit Value. The Redemption Price per Unit will be assessed the amount, if any, of the remaining deferred sales charge at the time of redemption.

  The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on the New York Stock Exchange is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

Purchase of Units by the Sponsor

  The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which payment would otherwise have been made by the Trustee. (See "REDEMPTION.") The Sponsor's current practice is to bid at the Redemption Price in the secondary market. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

Information about the Trustee

  The Trustee is The Chase Manhattan Bank. Its address is 4 New York Plaza, New York, NY 10004-2413. The Trustee is subject to supervision and examination by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

Limitations on Liabilities of Sponsor and Trustee

  The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

  The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of any Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

Successor Trustees and Sponsors

  The Trustee or any successor trustee may resign by executing an instrument of resignation in writing and filing same with the Sponsor and mailing a copy of a notice of resignation to all Unitholders then of record. Upon receiving such notice, the Sponsor is required to promptly appoint a successor trustee. If the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver or other public officer shall take charge of its property or affairs, the Sponsor may remove the Trustee and appoint a successor by written instrument. The resignation or removal of a trustee and the appointment of a successor trustee shall become effective only when the successor trustee accepts its appointment as such. Any successor trustee shall be a corporation authorized to exercise corporate trust powers, having capital, surplus and undivided profits of not less than $5,000,000. Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee.

  If upon resignation of a trustee no successor has been appointed and has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor.

  If the Sponsor fails to undertake any of its duties under the Indenture, and no express provision is made for action by the Trustee in such event, the Trustee may, in addition to its other powers under the Indenture (1) appoint a successor sponsor or (2) terminate the Indenture and liquidate the Trusts.

Information about the Sponsor

  Since our founding in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolio is the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

  A value investing approach--purchasing securities of strong companies and communities that represent good long-term value--is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of a century of investment experience, including one of the most recognized research departments in the industry.

  To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products--including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, customized asset management services and cash management products.

  Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by the St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal offices located in Chicago (333 West Wacker Drive). Nuveen maintains eight regional offices.

  To help advisers and investors better understand and more efficiently use an investment in the Trusts to reach their investment goals, the Sponsor may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trust, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Sponsor may produce software or additional sales literature to promote the advantages of using the Trusts to meet these and other specific investor needs.

  In advertising and sales literature, the Sponsor may compare the performance of a given investment strategy or a Trust with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indices as reported by various independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index or other unmanaged indices and investment strategies. Advertisements involving these indices, investments or strategies may reflect performance over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Trusts for any future period. Such advertising may also reflect the standard deviation of the index, investment or strategy returns for any period. This calculation of standard deviation is sometimes referred to as the "Sharpe measure" of return.

Information about the Evaluator

  The Trustee will serve as Evaluator of the Trusts. The Sponsor intends to replace the Trustee as Evaluator during the life of the Trusts.

  The Evaluator may resign or may be removed by the Sponsor or the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

  The Trustee, Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Other Information

Amendment of Indenture

  The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (2) to make such amendments as may be necessary for the Trust to continue to qualify as a regulated investment company for federal income tax purposes, or (3) to make such other provisions as shall not adversely affect the Unitholder. Certain other amendments to the Indenture require the approval of either the consent of 66 2/3% or 100% of Unitholders. However, the Indenture cannot be amended to (a) alter the rights to the Unitholders as against each other, (b) provide the Trustee with the power to engage in business or investment activities other than as specifically provided in the Indenture or (c) adversely affect the characterization of the Trust as a regulated investment company for federal income tax purposes. The Trustee shall advise the Unitholders of any amendment requiring the consent of Unitholders, or upon request of the Sponsor, promptly after execution thereof.

Termination of Indenture

  A Trust may be liquidated at any time by an instrument executed by the Sponsor and consented to by 66 2/3% of the Units of the Trust then outstanding. A Trust may also be liquidated by the Trustee when the value of such Trust, as shown by any evaluation, is less than 20% of the total value of the Securities deposited in the Trust as of the conclusion of the primary offering period and may be liquidated by the Trustee in the event that Units not yet sold aggregating more than 60% of the Units originally created are tendered for redemption by the Sponsor. The Indenture also provides that if at any time the stock index to which the Trust relates is no longer compiled, maintained or made available, the Sponsor may (a) direct that the Trust continue to be operated utilizing the components of the related stock index, as they existed on the last day on which the stock index's components were available to the Trust; or (b) direct the Trustee to liquidate the Trust in such a manner as the Sponsor shall direct. The sale of Securities from the Trust upon termination may result in realization of a lesser amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the amount of Securities originally represented by the Units held by such Unitholder. The Indenture will terminate upon the redemption, sale or other disposition of the last Security held thereunder, but in no event shall it continue beyond the Mandatory Termination Date set forth under "General Information--Termination" in Part A of this Prospectus.

  Commencing on the Mandatory Termination Date, Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sale of the Securities. Written notice of the termination of a Trust specifying the time or times at which Unitholders may surrender their certificates for cancellation shall be given by the Trustee to each Unitholder at his address appearing on the registration books of such Trust maintained by the Trustee. Unitholders will receive a cash distribution from the sale of the remaining Securities within a reasonable time after the Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the funds of a Trust any accrued costs, expenses, advances or indemnities provided by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Trustee will then distribute to each Unitholder his pro rata share of the balance of the Income and Capital Accounts.

Legal Opinion

  The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, has acted as counsel for the Trustee with respect to the Series.

Auditors

  The "Statement of Condition" and "Schedule of Investments" at the Initial Date of Deposit included in Part A of this Prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report in Part A of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in giving said report.

Supplemental Information

  Upon written or telephonic request to the Trustee, investors will receive at no cost to the investor supplemental information about this Trust, which has been filed with the Securities and Exchange Commission and is intended to supplement information contained in Part A and Part B of this Prospectus. This supplement includes additional general information about the Sponsor and the Trusts. The information supplement is incorporated by reference into the Prospectus.

Defined                      NUVEEN INDEX PORTFOLIO
Portfolios                    PROSPECTUS -- PART B

                                August 25, 1999

                              Sponsor       John Nuveen & Co. Incorporated
                                            333 West Wacker Drive
                                            Chicago, IL 60606-1286
                                            Telephone: 312-917-7700


                              Trustee       The Chase Manhattan Bank
                                            4 New York Plaza
                                            New York, NY 10004-2413
                                            Telephone: 800-257-8787


             Legal Counsel to Sponsor       Chapman and Cutler
                                            111 West Monroe Street
                                            Chicago, IL 60603


                          Independent       Arthur Andersen LLP
                   Public Accountants       33 West Monroe Street
                       for the Trusts       Chicago, IL 60603

  This Prospectus does not contain complete information about the Unit Trust filed with the Securities and Exchange Commission in Washington, DC under the Securities Act of 1933 and the Investment Company Act of 1940.

  To obtain copies at proscribed rates--
    Write: Public Reference Section of the Commission, 450 Fifth Street NW,
           Washington, DC 20549-6009
    Call:  (800) SEC-0330
    Visit: http://www.sec.gov

  No person is authorized to give any information or representation about the Trusts not contained in Parts A or B of this Prospectus or the Information Sup-plement, and you should not rely on any other information.

  When Units of this Trust are no longer available or for investors who will reinvest into subsequent series of the Trusts, this Prospectus may be used as a preliminary Prospectus for a future series. If this is the case, investors should note the following:

    1. Information in this Prospectus is not complete and may be changed;

    2. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective; and

    3. This prospectus is not an offer to sell the securities of a future series and is not soliciting an offer to buy such securities in any state where the offer or sale is not permitted.

                              NUVEEN UNIT TRUSTS
      NUVEEN - DOW JONES GLOBAL TITANS AND DOW JONES INTERNET INDEX/SM/
                             PORTFOLIO PROSPECTUS

                                August 25, 1999
                   NUVEEN UNIT TRUSTS INFORMATION SUPPLEMENT

                         NUVEEN UNIT TRUSTS, SERIES 61

     The Information Supplement provides additional information concerning the structure and operations of a Nuveen Unit Trust not found in the prospectuses for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing ("Prospectus"). Copies of the Prospectus can be obtained by calling or writing the Trustee at The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413 (800-257-8787). This Information Supplement has been created to supplement information contained in the Prospectus.

    This Information Supplement is dated August 25, 1999. Capitalized terms have been defined in the Prospectus.

                               TABLE OF CONTENTS

Accumulation Plan

Information About the Sponsor

Risk Factors

ACCUMULATION PLAN

     The Sponsor, John Nuveen & Co. Incorporated, is also the principal underwriter of the Accumulation Funds listed in the following table. Each of these funds is an open-end, diversified management investment company into which Unitholders may choose to reinvest Trust distributions automatically, without any sales charge. Unitholders may reinvest both interest and capital distributions or capital distributions only. Each Accumulation Fund has investment objectives which differ in certain respects from those of the Trusts and may invest in securities which would not be eligible for deposit in the Trusts. The investment adviser to each Accumulation Fund is a wholly-owned subsidiary of the Sponsor. Unitholders should contact their financial adviser or the Sponsor to determine which of the Accumulation Funds they may reinvest into, as reinvestment in certain of the Accumulation Funds may be restricted to residents of a particular state or states. Unitholders may obtain a prospectus for each Accumulation Fund through their financial adviser or through the Sponsor at (800) 321-7227. For a more detailed description, Unitholders should read the prospectus of the Accumulation Fund in which they are interested.

     The following is a complete list of the Accumulation Funds currently available, as of the Date of Deposit of this Prospectus, to Unitholders under the Accumulation Plan. The list of available Accumulation Funds is subject to change without the consent of any of the Unitholders.

Accumulation Funds

Mutual Funds

Nuveen Flagship Municipal Trust

     Nuveen Municipal Bond Fund
     Nuveen Insured Municipal Bond Fund
     Nuveen Flagship All-American Municipal Bond Fund
     Nuveen Flagship Limited Term Municipal Bond Fund
     Nuveen Flagship Intermediate Municipal Bond Fund

Nuveen Flagship Multistate Trust I

     Nuveen Flagship Arizona Municipal Bond Fund
     Nuveen Flagship Colorado Municipal Bond Fund
     Nuveen Flagship Florida Municipal Bond Fund
     Nuveen Flagship Florida Intermediate Municipal Bond Fund
     Nuveen Maryland Municipal Bond Fund
     Nuveen Flagship New Mexico Municipal Bond Fund

     Nuveen Flagship Pennsylvania Municipal Bond Fund
     Nuveen Flagship Virginia Municipal Bond Fund

Nuveen Flagship Multistate Trust II

     Nuveen California Municipal Bond Fund
     Nuveen California Insured Municipal Bond Fund
     Nuveen Flagship Connecticut Municipal Bond Fund
     Nuveen Massachusetts Municipal Bond Fund
     Nuveen Massachusetts Insured Municipal Bond Fund
     Nuveen Flagship New Jersey Municipal Bond Fund
     Nuveen Flagship New Jersey Intermediate Municipal Bond Fund
     Nuveen Flagship New York Municipal Bond Fund
     Nuveen New York Insured Municipal Bond Fund

Nuveen Flagship Multistate Trust III

     Nuveen Flagship Alabama Municipal Bond Fund
     Nuveen Flagship Georgia Municipal Bond Fund
     Nuveen Flagship Louisiana Municipal Bond Fund
     Nuveen Flagship North Carolina Municipal Bond Fund
     Nuveen Flagship South Carolina Municipal Bond Fund
     Nuveen Flagship Tennessee Municipal Bond Fund

Nuveen Flagship Multistate Trust IV

     Nuveen Flagship Kansas Municipal Bond Fund
     Nuveen Flagship Kentucky Municipal Bond Fund
     Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
     Nuveen Flagship Michigan Municipal Bond Fund
     Nuveen Flagship Missouri Municipal Bond Fund
     Nuveen Flagship Ohio Municipal Bond Fund
     Nuveen Flagship Wisconsin Municipal Bond Fund

Flagship Utility Income Fund

Nuveen Investment Trust

     Nuveen Growth and Income Stock Fund
     Nuveen Balanced Stock and Bond Fund
     Nuveen Balanced Municipal and Stock Fund
     Nuveen European Value Fund

Nuveen Investment Trust II

     Nuveen Rittenhouse Growth Fund

Nuveen Investment Trust III

     Nuveen Income Fund

Money Market Funds

     Nuveen California Tax-Free Money Market Fund
     Nuveen Massachusetts Tax-Free Money Market Fund

     Nuveen New York Tax-Free Money Market Fund
     Nuveen Tax-Free Reserves, Inc.
     Nuveen Tax-Exempt Money Market Fund, Inc.

     Each person who purchases Units of a Trust may become a participant in the Accumulation Plan and elect to have his or her distributions on Units of the Trust invested directly in shares of one of the Accumulation Funds. Reinvesting Unitholders may elect any interest distribution plan. Thereafter, each distribution of interest income or principal on the participant's Units (principal only in the case of a Unitholder who has chosen to reinvest only principal distributions) will, on the applicable distribution date, or the next day on which the New York Stock Exchange is nominally open ("Business Day") if the distribution date is not a business day, automatically be received by the transfer agent for each of the Accumulation Funds, on behalf of such participant and applied on that date to purchase shares (or fractions thereof) of the Accumulation Fund chosen at net asset value as computed as of 4:00 p.m. eastern time on each such date. All distributions will be reinvested in the Accumulation Fund chosen and no part thereof will be retained in a separate account. These purchases will be made without a sales charge.

     The Transfer Agent of the Accumulation Fund will mail to each participant in the Accumulation Plan a quarterly statement containing a record of all transactions involving purchases of Accumulation Fund shares (or fractions thereof) with Trust dividend distributions or as a result of reinvestment of Accumulation Fund dividends. Any distribution of capital used to purchase shares of an Accumulation Fund will be separately confirmed by the Transfer Agent. Unitholders will also receive distribution statements from the Trustee detailing the amounts transferred to their Accumulation Fund accounts.

     Participants may at any time, by so notifying the Trustee in writing, elect to change the Accumulation Fund into which their distributions are being reinvested, to change from capital only reinvestment to reinvestment of both capital and dividends or vice versa, or to terminate their participation in the Accumulation Plan altogether and receive future distributions on their Units in cash. There will be no charge or other penalty for such change of election or termination. The character of Trust distributions for income tax purposes will remain unchanged even if they are reinvested in an Accumulation Fund.

INFORMATION ABOUT THE SPONSOR

     Since our founding in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolio is the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

     A value investing approach--purchasing securities of strong companies and communities that represent good long-term value--is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for consistent, attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of a century of investment experience, including one of the most recognized research departments in the industry.

     To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products--including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, customized asset management services and cash management products.

     The Sponsor is also principal underwriter of the registered open-end investment companies set forth herein under "Accumulation Plan" as well as for the Golden Rainbow A James Advised Mutual Fund, and acted as co-managing underwriter of Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc. Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., and the Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Tax-Free Income Portfolio 3, Nuveen Select Maturities Municipal Fund, Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Washington Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen

Insured Premium Income Municipal Fund 2, all registered closed-end management investment companies. These registered open-end and closed-end investment companies currently have approximately $50 billion in securities under management. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by the St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal office located in Chicago (333 West Wacker Drive). Nuveen maintains 8 regional offices.

     To help advisers and investors better understand and more efficiently use an investment in the Trust to reach their investment goals, the Trust's sponsor, John Nuveen & Co. Incorporated, may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trust, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Trust's sponsor may produce software or additional sales literature to promote the advantages of using the Trust to meet these and other specific investor needs.

     The Sponsor offers a program of advertising support to registered broker-dealer firms, banks and bank affiliates ("Firms") that sell Trust Units or shares of Nuveen Open-End Mutual Funds (excluding money-market funds) ("Funds"). Under this program, the Sponsor will pay or reimburse the Firm for up to one half of specified media costs incurred in the placement of advertisements which jointly feature the Firm and the Nuveen Funds and Trusts. Reimbursements to the Firm will be based on the number of the Firm's registered representatives who have sold Fund Shares and/or Trust Units during the prior calendar year according to an established schedule. Reimbursements under this program will be made by the Sponsor and not by the Funds or Trusts.

RISK FACTORS

     An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general conditions of the common stock market may worsen and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trust(s) have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Securities in a Trust may be expected to fluctuate over the life of a Trust to values higher or lower than those prevailing on the Initial Date of Deposit.

     Holders of common stock incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

     Unitholders will be unable to dispose of any of the Securities in a Trust and will not be able to vote the Securities. As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in a Trust and will vote such stocks in accordance with the instructions of the Sponsor.

     The value of the Securities will fluctuate over the life of a Trust and may be more or less than the value at the time they were deposited in such Trust. The Securities may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these Securities, including the impact of the Sponsor's purchase and sale of Securities (especially during the primary offering period of Units of a Trust and during the Special Redemption and Liquidation Period) and other factors.

     Whether or not the Securities are listed on a securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Trust may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsor. The price at which the Securities may be sold to meet redemptions and the value of a Trust will be adversely affected if trading markets for the Securities are limited or absent. There can be no assurance that a Trust or successive trusts that employ the same or a similar investment strategy will achieve their investment objectives.

     Year 2000 Problem. Like other investment companies, financial and business organizations and individuals around the world a Trust could be adversely affected if the computer systems used by the Sponsor or Trustee or other service providers to such Trust do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Sponsor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by a Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to a Trust.

     The Year 2000 Problem is expected to impact corporations and other parties, which may include issuers of the Securities contained in a Trust, to varying degrees based upon various factors, including, but not limited to, their industry sector and degree of technological sophistication. The Sponsor is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the Securities contained in a Trust.

     Legislation. At any time after the Initial Date of Deposit, legislation may be enacted, with respect to the Securities in a Trust or the issuers of the Securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Trust. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Trust or will not impair the ability of the issuers of the Securities to achieve their business goals.

     Foreign Securities Risks. Certain of the Securities in one or more of the Trusts are of foreign issuers, and therefore, an investment in such a Trust involves some investment risks that are different in some respects from an investment in a Trust that invests entirely in securities of domestic issuers. Those investment risks include future political and governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, currency exchange rate fluctuations, exchange control policies, and the limited liquidity and small market capitalization of such foreign countries' securities markets. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. However, due to the nature of the issuers of the Securities included in the Trust, the Sponsor believes that adequate information will be available to allow the Sponsor to provide portfolio surveillance.

     Certain of the Securities in one or more of the Trusts are in ADR or GDR form. ADRs, which evidence American Depositary Receipts and GDRs, which evidence Global Depositary Receipts, represent common stock deposited with a custodian in a depositary. American Depositary Shares and Global Depositary Shares (collectively, the "Depositary Receipts") are issued by a bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the terms ADR and GDR generally include American Depositary Shares and Global Depositary Shares, respectively.

     Depositary Receipts may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the Depositary Receipts holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. The depositary bank that issues Depositary Receipts generally charges a fee, based on the price of the Depositary Receipts, upon issuance and cancellation of the Depositary Receipts. This fee would be in addition to the brokerage commissions paid upon the acquisition or surrender of the security. In addition, the depositary bank incurs expenses in connection with the conversion of dividends or other cash distributions paid in local currency into U.S. dollars and such expenses are deducted from the amount of the dividend or distribution paid to holders, resulting in a lower payout per underlying shares represented by the Depositary Receipts than would be the case if the underlying share were held directly. Certain tax considerations, including tax rate differentials and withholding requirements, arising from applications of the tax laws of one nation to nationals of another and from certain practices in the Depositary Receipts market may also exist with respect to certain Depositary Receipts. In varying degrees, any or all of these factors may affect the value of the Depositary Receipts compared with the value of the underlying shares in the local market. In addition, the rights of holders of Depositary Receipts may be different than those of holders of the underlying shares, and the market for Depositary Receipts may be less liquid than that for the underlying shares. Depositary Receipts are registered securities pursuant to the Securities Act of 1933 and may be subject to the reporting requirements of the Securities Exchange Act of 1934.

     For the Securities that are Depositary Receipts, currency fluctuations will affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the Depositary Receipts and consequently the value of the Securities. The foreign issuers of securities that are Depositary Receipts may pay dividends in foreign currencies which must be converted into dollars. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for any securities of issuers (whether or not they are in Depositary Receipt form) whose earnings are stated in foreign currencies, or which pay dividends in foreign currencies or which are traded in foreign currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies.

     On January 1, 1999, Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (eleven of the fifteen member countries of the European Union ("EU")) are scheduled to establish fixed conversion rates between their existing sovereign currencies and the euro. On such date the euro is expected to become the official currency of these eleven countries. As of January 1, 1999, the participating countries will no longer control their own monetary policies by directing independent interest rates for their currencies. Instead, the authority to direct monetary policy, including money supply and official interest rates for the euro, will be exercised by the new European Central Bank. The conversion of the national currencies of the participating countries to the euro could negatively impact the market rate of the exchange between such currencies (or the newly created euro) and the U.S. dollar. In addition, European corporations, and other entities with significant markets or operations in Europe (whether or not in the participating countries), face strategic challenges as these entities adapt to a single trans-national currency. The euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; effect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences. The Sponsor is unable to predict what impact, if any, the euro conversion will have on any of the issuers of Securities contained in the Trust.

     Dow Jones Internet Index(sm) Portfolio. An investment in Units of the Dow Jones Internet Index(sm) Portfolio should be made with an understanding of the characteristics of the Internet industry and the risks which such an investment may entail.

     The market for Internet companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

     Based on trading history of Internet stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology and software company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unitholder to redeem Units at a price equal to or greater than the original price paid for such Units.

     Some key components of certain products of Internet issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology and software issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology and software companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Similarly, the success of certain technology and software companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.

     Many Internet companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. For example, recent proposals would prohibit the distribution of obscene, lascivious or indecent communications on the Internet. The adoption of any such laws could have a material adverse impact on the Securities in the Trust.

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